The latest report from your
Fund's management team

ANNUAL REPORT

Sovereign
Investors Fund

DECEMBER 31, 1999



TRUSTEES

Stephen L. Brown
James F. Carlin
William H. Cunningham*
Ronald R. Dion*
Maureen R. Ford
Anne C. Hodsdon
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS

Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief
Executive Officer, flush right next to third paragraph.]

DEAR FELLOW SHAREHOLDERS:

As "The American Century" drew to a close this past year, the U.S. economy ended the era on a high note. With robust growth continuing in 1999, our economy stood poised to enter the history books for producing the longest expansion on record.

The stock market also rang out the century in style. For an unprecedented fifth straight year, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index produced 20%-plus returns. However, the market's advances were restricted to a very select group of stocks, primarily in the technology sector. Many others, including some of the household blue-chip names, languished or lost ground as the result of investors' seemingly insatiable appetite for tech stocks.

Bonds struggled through their second-worst year in more than two decades, as the strength of the U.S. economy and the rebound of many others around the world provoked inflation fears. Though their outlook from here looks brighter, in many instances, bond mutual fund investors actually lost a little ground or made only slight advances in 1999.

While we expect the market to broaden eventually, we also expect more volatility. More than ever, this type of environment calls for investment diversification. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing results and weathering the market's changing conditions.

The market's disappointingly narrow focus has created a widening gap in investment performance. Keep that in mind as you read the report from your fund's portfolio management team on the following pages. It's all too easy to get caught up in the headlines and miss what lies underneath.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JOHN F. SNYDER, III, BARRY H. EVANS, CFA,
AND PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGERS

[A 3" x 2" photo at bottom right side of page of John Hancock
Sovereign Investors Fund. Caption below reads "Portfolio Managers
(l-r): Barry Evans, Peter Schofield and John Snyder."]

John Hancock
Sovereign Investors Fund

Driven by narrow universe of stocks, market indices end the century with big gains

The last year of the millennium was certainly full of surprises for investors. A year ago, after an unprecedented four years of double-digit gains, most market experts warned investors that stocks couldn't possibly repeat their outstanding performance again in 1999. However, with stronger-than-expected growth and continued low inflation, the economy beat the odds and the experts were proven wrong. With the favorable economic backdrop, the major stock market indices posted remarkable gains, with the Standard & Poor's 500 Index rising 21.04%, the Dow Jones Industrial Average advancing 27.20% and the Nasdaq Composite Index surging a whopping 86.12%.

"...our
 conservative
 investment
 approach was
 clearly out of
 favor."

What was also surprising to investors was that the market's blockbuster returns were driven by a very narrow universe of stocks. Investors spent the year chasing after the same small group of high-flying technology stocks. In hopes of landing on the next big winner in the information-technology revolution, investors focused on momentum stocks -- those that are going up -- while ignoring both quality and valuations. In the process, many non-technology stocks were left behind -- and many even declined for the year. In fact, what's interesting about this market is that there was a huge discrepancy between the winners and losers. Even though the Nasdaq Composite soared, a large number of stocks in the Index actually posted losses for the year. And the return on the S&P 500 -- if you remove technology stocks -- was only 3.1%, according to the Leuthold Group, a stock market research firm.

[Table at top left hand column entitled "Top Five Common Stock Holdings." The first listing is General Electric 3.4%, the second is Gannett 2.9%, the third McGraw-Hill 2.8%, the fourth SYSCO 2.7% and the fifth Citigroup 2.7%. A note below the table reads "As a percentage of net assets on December 31, 1999."]


"One of our
 top-perform-
 ing sectors
 in this
 narrow
 market was
 retail
 stocks."

Understanding performance

In this technology-driven market, our conservative investment approach was clearly out of favor. As we have discussed in past reports, most technology companies don't meet our investment criterion of consistently increasing dividends for the past 10 years. That's because technology companies tend to reinvest their earnings rather than using them to pay out dividends. What's more, we focus on companies with stable earnings growth, solid fundamentals and reasonable valuations. In a momentum- driven market -- as we experienced in 1999 -- investors were interested in only one thing: rising stock prices, and they ignored our key tenets of earnings growth, valuations and fundamentals. So it's not surprising when you look at the performance figures below that John Hancock Sovereign Investors Fund wasn't able to keep up with its more aggressive peers.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is McGraw-Hill followed by an up arrow with the phrase "Strong textbook sales." The second listing is Interpublic Group followed by an up arrow with the phrase "Expanding Internet advertising business." The third listing is Bond holdings followed by a down arrow with the phrase "Hurt by rising interest rates." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Despite the current environment, we won't change our investment style to adapt to the changes in the market. Investment styles go in and out of favor, and it's impossible to time those shifts in the market. History has shown that it's better to invest for the long term rather than trying to chase the flavor of the day. Our Fund is designed for conservative investors who want solid returns over the long haul without a lot of risk. Although we, too, are frustrated by the narrowness of the current market, we still firmly believe that our Dividend Performers strategy has delivered -- and will continue to deliver -- on that promise. That's why we've stayed the course. In so doing, the Fund has posted positive returns in 20 out of the past 21 years.

Performance scorecard

For the 12 months ended December 31, 1999, John Hancock Sovereign Investors Fund's Class A, Class B, Class C and Class Y shares returned 5.91%, 5.20%, 5.17% and 6.30%, respectively, at net asset value. By comparison, the average growth and income fund returned 13.76% for the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1999." The chart is scaled in increments of 3% with 0% at the bottom and 15% at the top. The first bar represents the 5.91% total return for John Hancock Sovereign Investors Fund Class A. The second bar represents the 5.20% total return for John Hancock Sovereign Investors Fund Class B. The third bar represents the 5.17% total return for John Hancock Sovereign Investors Fund Class C. The fourth bar represents the 6.30% total return for John Hancock Sovereign Investors Fund Class Y. The fifth bar represents the 13.76% total return for Average growth and income fund. A note below the chart reads "Total returns for John Hancock Sovereign Investors Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information"]

Profit-taking in retail stocks

One of our top-performing sectors in this narrow market was retail stocks. Thanks to strong wage growth and a healthy stock market, consumers have gone on a spending spree. That has benefited retailers such as mass-merchandise giant Wal-Mart and department store Dayton Hudson. While the fundamentals of these companies remain extremely solid, we believe their valuations have become a bit expensive. In addition, it's not clear that consumers will be able to continue spending at the same rate throughout 2000. So we have taken advantage of the market's strength to take profits in these holdings in favor of ones that offer better relative value.

Increasing capital goods

In turn, we've added to our position in capital goods stocks, which now make up about 17% of the Fund's net assets. We firmly believe that the stock market will broaden out in 2000. When it does, capital goods stocks should start to look more appealing to investors. Not only are these stocks undervalued, but they are benefiting from a pickup in the U.S. industrial sector as well as a turnaround in the global economy. So we've beefed up our holdings in multinational companies such as Avery Dennison, Dover Corporation and Minnesota Mining & Manufacturing.

"...participa-
 tion in the
 market's
 bounty will
 eventually
 broaden..."

Outlook

As we enter the new millennium, we are cautiously optimistic. As investors try to figure out where the market is headed in 2000, we are likely to experience some volatility. A big question weighing on investors' minds is whether the technology bull market will continue for another year, and that's likely to add to the uncertainty.

On the positive side, however, we believe that the economy will continue to grow, albeit at a slower rate, and we see no reason for inflation to pick up significantly. Given that, we expect interest rates to begin to trend down in the second half of the year. As we mentioned above, we also believe that participation in the market's bounty will eventually broaden, allowing a wider variety of stocks to prosper. When that happens, we expect stocks that were out of favor in 1999 -- many of which are Dividend Performers -- to make a recovery.

---------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Sovereign Investors Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge
(1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended December 31, 1999
                                         ONE           FIVE              TEN
                                        YEAR           YEARS           YEARS
                                     -------         -------         -------
Cumulative Total Returns               0.60%         128.10%         246.36%
Average Annual Total Returns           0.60%          17.93%          13.23%

CLASS B
For the period ended December 31, 1999
                                                                       SINCE
                                         ONE           FIVE        INCEPTION
                                        YEAR           YEARS         (1/3/94)
                                     -------         -------         -------
Cumulative Total Returns               0.20%         129.37%         125.64%
Average Annual Total Returns           0.20%          18.06%          14.55%

CLASS C
For the period ended December 31, 1999
                                                                       SINCE
                                                         ONE       INCEPTION
                                                        YEAR         (5/1/98)
                                                     -------         -------
Cumulative Total Returns                               4.17%          10.62%
Average Annual Total Returns                           4.17%           6.24%

CLASS Y
For the period ended December 31, 1999
                                                                       SINCE
                                         ONE           FIVE        INCEPTION
                                        YEAR           YEARS         (5/7/93)
                                     -------         -------         -------
Cumulative Total Returns               6.30%         144.62%         153.14%
Average Annual Total Returns           6.30%          19.59%          14.98%

YIELDS
As of December 31, 1999
                                                                  SEC 30-DAY
                                                                       YIELD
                                                                     -------
John Hancock Sovereign Investors Fund: Class A                         1.03%
John Hancock Sovereign Investors Fund: Class B                         0.39%
John Hancock Sovereign Investors Fund: Class C                         0.39%
John Hancock Sovereign Investors Fund: Class Y                         1.46%


WHAT HAPPENED TO A $10,000 INVESTMENT...

The chart on the right shows how much a $10,000 investment in the John Hancock Sovereign Investors Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index. Past performance does not indicate future results.

Line chart with the heading John Hancock Sovereign Investors Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard and Poor's 500 Index and is equal to $53,205 as of December 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Sovereign Investors Fund on December 31, 1989, before sales charge, and is equal to $36,451 as of December 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Sovereign Investors Fund, after sales charge, and is equal to $34,636 as of December 31, 1999.

Assuming all distributions were reinvested for the period indicated, the chart below shows the value of a $10,000 investment in the Fund's Class B, Class C and Class Y shares, respectively, as of December 31, 1999. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Chart representing the growth of $10,000 investment for the Fund's Class B, C and Y shares in lower right hand of page. Within the chart are three columns and four rows.

Going from left to right, the first column represents information for Class B shares. From top to bottom the information is as follows: Inception Date: 1/3/94; Without Sales Charge: $22,663; With Maximum Sales Charge: $22,563; Standard & Poor's 500 Index:
$35,557. The second column represents Class C shares. Top to bottom information is as follows: Inception Date: 5/1/98; Without Sales Charge: $11,061; With Maximum Sales Charge: N/A; Standard & Poor's 500 Index: $13,522. The third column represents Class Y shares. From top to bottom information is as follows: Inception
Date: 5/7/93; Without Sales Charge: $25,311; With Maximum Sales
Charge: N/A; Standard & Poor's 500 Index: $38,425.



FINANCIAL STATEMENTS

John Hancock Funds - Sovereign Investors Fund

Statement of Assets and Liabilities
December 31, 1999
------------------------------------------------------------
Assets:
Investments at value - Note C:
Common and preferred stocks
(cost - $1,578,200,149)                       $2,456,804,468
Corporate bonds
(cost - $120,773,047)                            115,008,710
U.S. government and agencies
obligations (cost - $50,455,238)                  48,833,650
Joint repurchase agreement
(cost - $67,895,000)                              67,895,000
Short-term notes
(cost - $14,983,875)                              14,983,875
Corporate savings account                              4,005
                                                 -----------
                                               2,703,529,708
Receivable for shares sold                           555,310
Dividends receivable                               2,557,731
Interest receivable                                3,542,438
Other assets                                         256,920
                                                 -----------
Total Assets                                   2,710,442,107
------------------------------------------------------------

Liabilities:
Payable for investments purchased                  8,508,214
Payable for shares repurchased                     1,629,935
Payable to John Hancock Advisers,
Inc. and affiliates - Note B                       4,460,230
Accounts payable and accrued expenses                153,842
                                                 -----------
Total Liabilities                                 14,752,221
------------------------------------------------------------

Net Assets:
Capital paid-in                                1,782,240,555
Accumulated net realized gain on
investments                                       42,416,888
Net unrealized appreciation of
investments                                      871,218,394
Distributions in excess of net
investment income                                   (185,951)
                                                 -----------
Net Assets                                    $2,695,689,886
============================================================

Net Asset Value Per Share:
(Based on net asset values and shares of beneficial interest outstanding - unlimited number of shares authorized with no par value)

Class A - $1,787,615,081/72,922,841                   $24.51
============================================================
Class B - $819,537,469/33,476,318                     $24.48
============================================================
Class C - $10,591,140/432,281                         $24.50
============================================================
Class Y - $77,946,196/3,178,822                       $24.52
============================================================
Maximum Offering Price Per Share*
Class A - ($24.51 x 105.26%)                          $25.80
============================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

See notes to financial statements.



Statement of Operations
Year ended December 31, 1999
------------------------------------------------------------
Investment Income:
Dividends (net of foreign
withholding taxes of $100,357)                   $38,930,143
Interest                                          22,989,705
                                                 -----------
                                                  61,919,848
                                                 -----------
Expenses:
Investment management fee - Note B                14,700,572
Distribution and service fee - Note B
Class A                                            5,528,111
Class B                                            7,917,189
Class C                                               74,887
Transfer agent fee - Note B                        4,474,947
Accounting and legal services fee -
Note B                                               482,826
Custodian fee                                        368,621
Trustees' fees                                       162,914
Miscellaneous                                        125,303
Registration and filing fees                         108,815
Printing                                              97,752
Auditing fee                                          46,164
Legal fees                                            26,659
                                                 -----------
Total Expenses                                    34,114,760
------------------------------------------------------------
Net Investment Income                             27,805,088
------------------------------------------------------------
Realized and Unrealized Gain on Investments:
Net realized gain on
investments sold                                 116,748,448
Change in net unrealized
appreciation/depreciation
of investments                                     6,916,212
                                                 -----------
Net Realized and Unrealized
Gain on Investments                              123,664,660
------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                       $151,469,748
============================================================

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

See notes to financial statements.



Statement of Changes in Net Assets
------------------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                              --------------------------------
                                                   1998             1999
                                              --------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                            $28,965,378       $27,805,088
Net realized gain on investments sold            165,892,837       116,748,448
Change in net unrealized
appreciation/depreciation of
investments                                      171,161,057         6,916,212
                                              --------------    --------------
Net Increase in Net Assets
Resulting from Operations                        366,019,272       151,469,748
                                              --------------    --------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.3139 and $0.3448 per
share, respectively)                             (23,712,516)      (25,565,939)
Class B - ($0.1358 and $0.1794 per
share, respectively)                              (4,062,580)       (5,952,636)
Class C** - ($0.1235 and $0.1720
per share, respectively)                             (14,721)          (56,041)
Class Y - ($0.3935 and $0.4348 per
share, respectively)                                (927,523)       (1,316,163)
Distributions in excess of net investment income
Class A - (none and $0.0003 per
share, respectively)                                      --           (18,738)
Class B - (none and $0.0003 per
share, respectively)                                      --            (8,853)
Class C** - (none and $0.0003 per
share, respectively)                                      --              (103)
Class Y - (none and $0.0003 per
share, respectively)                                      --              (892)
Distributions from net realized gain
on investments sold
Class A - ($1.2878 and $0.7751 per
share, respectively)                             (95,145,395)      (55,419,777)
Class B - ($1.2878 and $0.7751 per
share, respectively)                             (39,824,856)      (25,447,168)
Class C** - ($1.2878 and $0.7751
per share, respectively)                            (204,020)         (320,119)
Class Y - ($1.2878 and $0.7751 per
share, respectively)                              (3,140,420)       (2,401,749)
                                              --------------    --------------
Total Distributions to Shareholders             (167,032,031)     (116,508,178)
                                              --------------    --------------
From Fund Share Transactions - Net: *            135,002,951       (80,984,529)
                                              --------------    --------------

Net Assets:
Beginning of period                            2,407,722,653     2,741,712,845
                                              --------------    --------------
End of period (including
undistributed net investment
income of $4,267,917  and
distributions in excess of net
investment income of $185,951,
respectively)                                 $2,741,712,845    $2,695,689,886
                                              ==============    ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                   YEAR ENDED DECEMBER 31,
                                             -----------------------------------------------------------------
                                                          1998                               1999
                                             -------------------------------   -------------------------------
                                                 SHARES           AMOUNT           SHARES           AMOUNT
                                             --------------   --------------   --------------   --------------
CLASS A
Shares sold                                      13,387,027     $315,833,546        6,324,255     $155,570,497
Shares issued to shareholders in
reinvestment of distributions                     4,746,128      110,630,538        3,136,682       75,415,162
                                                -----------      -----------      -----------      -----------
                                                 18,133,155      426,464,084        9,460,937      230,985,659
Less shares repurchased                         (18,399,338)    (432,577,451)     (14,303,362)    (351,723,205)
                                                -----------      -----------      -----------      -----------
Net decrease                                       (266,183)     ($6,113,367)      (4,842,425)   ($120,737,546)
                                                ===========     ============      ===========     ============

CLASS B
Shares sold                                       8,792,974     $207,827,824        6,969,993     $170,815,262
Shares issued to shareholders in
reinvestment of distributions                     1,764,977       41,005,639        1,220,160       29,269,718
                                                -----------      -----------      -----------      -----------
                                                 10,557,951      248,833,463        8,190,153      200,084,980
Less shares repurchased                          (5,198,801)    (122,125,680)      (7,369,818)    (180,972,878)
                                                -----------      -----------      -----------      -----------
Net increase                                      5,359,150     $126,707,783          820,335      $19,112,102
                                                ===========     ============      ===========     ============

CLASS C**
Shares sold                                         193,199       $4,581,484          296,415       $7,281,730
Shares issued to shareholders in
reinvestment of distributions                         8,781          203,952           14,462          347,040
                                                -----------      -----------      -----------      -----------
                                                    201,980        4,785,436          310,877        7,628,770
Less shares repurchased                             (10,927)        (253,063)         (69,649)      (1,703,515)
                                                -----------      -----------      -----------      -----------
Net increase                                        191,053       $4,532,373          241,228       $5,925,255
                                                ===========     ============      ===========     ============

CLASS Y
Shares sold                                         601,499      $14,196,937          756,168      $18,508,744
Shares issued to shareholders in
reinvestment of distributions                       174,378        4,066,776          154,590        3,718,807
                                                -----------      -----------      -----------      -----------
                                                    775,877       18,263,713          910,758       22,227,551
Less shares repurchased                            (356,868)      (8,387,551)        (304,117)      (7,511,891)
                                                -----------      -----------      -----------      -----------
Net increase                                        419,009       $9,876,162          606,641      $14,715,660
                                                ===========     ============      ===========     ============

** Class C shares commenced operations on May 1, 1998.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------
                                                     1995            1996            1997            1998            1999
                                                   --------        --------        --------        --------        --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                 $14.24          $17.87          $19.48          $22.41          $24.23
                                                   --------        --------        --------        --------        --------
Net Investment Income                                  0.40            0.36(2)         0.32(2)         0.31(2)         0.30(2)
Net Realized and Unrealized Gain
on Investments                                         3.71            2.77            5.31            3.11            1.11
                                                   --------        --------        --------        --------        --------
Total from Investment Operations                       4.11            3.13            5.63            3.42            1.41
                                                   --------        --------        --------        --------        --------
Less Distributions:
Dividends from Net Investment Income                  (0.40)          (0.36)          (0.32)          (0.31)          (0.35)
Distributions from Net Realized Gain on
Investments Sold                                      (0.08)          (1.16)          (2.38)          (1.29)          (0.78)
                                                   --------        --------        --------        --------        --------
Total Distributions                                   (0.48)          (1.52)          (2.70)          (1.60)          (1.13)
                                                   --------        --------        --------        --------        --------
Net Asset Value, End of Period                       $17.87          $19.48          $22.41          $24.23          $24.51
                                                   ========        ========        ========        ========        ========
Total Investment Return at
Net Asset Value(1)                                   29.15%          17.57%          29.14%          15.62%           5.91%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)         $1,280,321      $1,429,523      $1,748,490      $1,884,460      $1,787,615
Ratio of Expenses to Average Net Assets               1.14%           1.13%           1.06%           1.03%           1.05%
Ratio of Net Investment Income to
Average Net Assets                                    2.45%           1.86%           1.44%           1.33%           1.21%
Portfolio Turnover Rate                                 46%             59%             62%             51%             64%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund.
It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

Financial Highlights (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------
                                                     1995            1996            1997            1998            1999
                                                   --------        --------        --------        --------        --------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                 $14.24          $17.86          $19.46          $22.38          $24.20
                                                   --------        --------        --------        --------        --------
Net Investment Income(2)                               0.27            0.21            0.16            0.14            0.13
Net Realized and Unrealized Gain
on Investments                                         3.71            2.77            5.29            3.11            1.11
                                                   --------        --------        --------        --------        --------
Total from Investment Operations                       3.98            2.98            5.45            3.25            1.24
                                                   --------        --------        --------        --------        --------
Less Distributions:
Dividends from Net Investment Income                  (0.28)          (0.22)          (0.15)          (0.14)          (0.18)
Distributions from Net Realized Gain on
Investments Sold                                      (0.08)          (1.16)          (2.38)          (1.29)          (0.78)
                                                   --------        --------        --------        --------        --------
Total Distributions                                   (0.36)          (1.38)          (2.53)          (1.43)          (0.96)
                                                   --------        --------        --------        --------        --------
Net Asset Value, End of Period                       $17.86          $19.46          $22.38          $24.20          $24.48
                                                   ========        ========        ========        ========        ========
Total Investment Return at
Net Asset Value(1)                                   28.16%          16.67%          28.14%          14.79%           5.20%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)           $257,781        $406,523        $610,976        $790,277        $819,537
Ratio of Expenses to Average Net Assets               1.90%           1.91%           1.83%           1.79%           1.73%
Ratio of Net Investment Income to
Average Net Assets                                    1.65%           1.10%           0.67%           0.58%           0.54%
Portfolio Turnover Rate                                 46%             59%             62%             51%             64%

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                          PERIOD
                                                FROM MAY 1, 1998            YEAR
                                                (COMMENCEMENT OF           ENDED
                                                  OPERATIONS) TO     DECEMBER 31,
                                               DECEMBER 31, 1998            1999
                                               -----------------        --------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $24.43          $24.22
                                                        --------        --------
Net Investment Income(2)                                    0.13            0.13
Net Realized and Unrealized Gain
on Investments                                              1.07            1.10
                                                        --------        --------
Total from Investment Operations                            1.20            1.23
                                                        --------        --------
Less Distributions:
Dividends from Net Investment Income                       (0.12)          (0.17)
Distributions from Net Realized Gain on
Investments Sold                                           (1.29)          (0.78)
                                                        --------        --------
Total Distributions                                        (1.41)          (0.95)
                                                        --------        --------
Net Asset Value, End of Period                            $24.22          $24.50
                                                        ========        ========
Total Investment Return at
Net Asset Value(1)                                         5.18%(3)        5.17%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                  $4,627         $10,591
Ratio of Expenses to Average Net Assets                    1.67%(4)        1.75%
Ratio of Net Investment Income to
Average Net Assets                                         0.84%(4)        0.51%
Portfolio Turnover Rate                                      51%             64%

Financial Highlights (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------
                                                     1995            1996            1997            1998            1999
                                                   --------        --------        --------        --------        --------
CLASS Y
Per Share Operating Performance
Net Asset Value, Beginning of Period                 $14.24          $17.87          $19.48          $22.41          $24.24
                                                   --------        --------        --------        --------        --------
Net Investment Income                                  0.46            0.44(2)         0.41(2)         0.40(2)         0.39(2)
Net Realized and Unrealized Gain
on Investments                                         3.71            2.76            5.30            3.11            1.11
                                                   --------        --------        --------        --------        --------
Total from Investment Operations                       4.17            3.20            5.71            3.51            1.50
                                                   --------        --------        --------        --------        --------
Less Distributions:
Dividends from Net Investment Income                  (0.46)          (0.43)          (0.40)          (0.39)          (0.44)
Distributions from Net Realized Gain on
Investments Sold                                      (0.08)          (1.16)          (2.38)          (1.29)          (0.78)
                                                   --------        --------        --------        --------        --------
Total Distributions                                   (0.54)          (1.59)          (2.78)          (1.68)          (1.22)
                                                   --------        --------        --------        --------        --------
Net Asset Value, End of Period                       $17.87          $19.48          $22.41          $24.24          $24.52
                                                   ========        ========        ========        ========        ========
Total Investment Return at
Net Asset Value(1)                                   29.68%          17.99%          29.60%          16.05%           6.30%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)            $19,946         $29,431         $48,256         $62,349         $77,946
Ratio of Expenses to Average Net Assets               0.74%           0.75%           0.71%           0.69%           0.69%
Ratio of Net Investment Income to
Average Net Assets                                    2.84%           2.26%           1.79%           1.67%           1.58%
Portfolio Turnover Rate                                 46%             59%             62%             51%             64%

(1) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(2) Based on the average of the shares outstanding at the end of each month.

(3) Not annualized.

(4) Annualized.

See notes to financial statements.





Schedule of Investments
December 31, 1999

Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks, as well as price/earnings ratios, and are unaudited.
----------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Sovereign Investors Fund on December 31, 1999. It's divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S. government and agencies obligations and short-term investments.
The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                               COMPOUND
 NUMBER                                                                                         GROWTH      MARKET
OF SHARES                                                                                        RATE        VALUE
---------                                                                                      --------  ------------
COMMON STOCKS (89.78%)
Advertising (2.57%)
 1,200,000   Interpublic Group of Companies, Inc.
             (The) @ 57 11/16                                                                             $69,225,000
             One of the largest advertising agencies in                                                  ------------
             the world
             Earnings P/S           $0.40, 0.44, 0.39, 0.56, 0.29, 0.51, 0.80, 0.75, 1.11, 1.30   14.0%
             Dividends P/S          $0.13, 0.14, 0.15, 0.17, 0.19, 0.21, 0.23, 0.25, 0.29, 0.34   11.3%
             Price/Earnings Ratio   44.4
Banks (4.19%)
   850,000   Bank of America Corp. @ 50 3/16                                                               42,659,375
             Holding company for Bank of America and
             NationsBank
             Earnings P/S           $0.40, 1.20, 1.98, 2.46, 2.54, 2.98, 3.36, 3.61, 2.90, 4.69   12.8%
             Dividends P/S          $0.57, 0.62, 0.64, 0.69, 0.94, 1.04, 1.20, 1.37, 1.59, 1.85   14.0%
             Price/Earnings Ratio   10.7
   550,000   First Tennessee National Corp. @ 28 1/2                                                       15,675,000
             Tennessee-based bank holding company
             Earnings P/S           $0.45, 0.57, 0.72, 0.81, 1.08, 1.21, 1.34, 1.50, 1.72, 1.91   17.4%
             Dividends P/S          $0.28, 0.29, 0.32, 0.38, 0.44, 0.49, 0.55, 0.62, 0.69, 0.79   12.2%
             Price/Earnings Ratio   14.9
   500,000   SunTrust Banks, Inc. @ 68 13/16                                                               34,406,250
             Holding company for SunTrust Banks operating
             through 700 offices in Florida, Georgia,
             Tennessee and Alabama
             Earnings P/S           $1.30, 1.26, 1.46, 1.90, 2.22, 2.38, 2.59, 3.04, 3.04, 3.93   13.1%
             Dividends P/S          $0.46, 0.47, 0.49, 0.58, 0.66, 0.74, 0.83, 0.93, 1.00, 1.38   13.0%
             Price/Earnings Ratio   17.5
   500,000   Wells Fargo Co. @ 40 7/16                                                                     20,218,750
             Diversified financial services company providing
             banking, insurance, investments and consumer
             finance
             Earnings P/S           $0.79, 0.36, 0.53, 0.98, 1.36, 1.62, 1.36, 1.48, 1.17, 2.24   12.3%
             Dividends P/S          $0.21, 0.24, 0.27, 0.32, 0.39, 0.45, 0.53, 0.62, 0.70, 0.79   15.9%
             Price/Earnings Ratio   18.1
                                                                                                         ------------
                                                                                                          112,959,375
                                                                                                         ------------
Beverages (1.70%)
 1,300,000   PepsiCo, Inc. @ 35 1/4                                                                        45,825,000
             Second largest soft drink company                                                           ------------
             Earnings P/S           $0.68, 0.68, 0.23, 0.98, 1.09, 1.00, 0.72, 1.36, 1.31, 1.21    6.6%
             Dividends P/S          $0.19, 0.23, 0.26, 0.31, 0.35, 0.39, 0.45, 0.49, 0.52, 0.54   12.3%
             Price/Earnings Ratio   29.1

Building (1.74%)
 1,850,000   Masco Corp. @ 25 3/8                                                                          46,943,750
             Manufactures buildings, home improvement                                                    ------------
             and consumer products
             Earnings P/S           $0.46, 0.15, 0.61, 0.73, 0.61, (1.39) 0.92, 1.15, 1.39, 1.59  14.8%
             Dividends P/S          $0.27, 0.29, 0.31, 0.33, 0.35, 0.37, 0.39, 0.41, 0.44, 0.46    6.1%
             Price/Earnings Ratio   16.0

Chemicals (1.86%)
   500,000   Air Products & Chemicals, Inc. @ 33 9/16                                                      16,781,250
             Producer of industrial gases
             Earnings P/S           $1.04, 1.12, 1.20, 0.88, 1.09, 1.65, 1.87, 1.95, 2.48, 2.06    7.9%
             Dividends P/S          $0.35, 0.38, 0.42, 0.45, 0.48, 0.51, 0.54, 0.58, 0.64, 0.71    8.2%
             Price/Earnings Ratio   16.3
 1,026,562   RPM, Inc. @ 10 3/16                                                                           10,458,100
             Manufacturer of specialty chemicals and
             coatings to waterproof and rustproof structures
             Earnings P/S           $0.40, 0.46, 0.46, 0.46, 0.56, 0.65, 0.69, 0.76, 0.84, 0.86    8.9%
             Dividends P/S          $0.23, 0.26, 0.28, 0.30, 0.33, 0.35, 0.38, 0.41, 0.44, 0.48    8.5%
             Price/Earnings Ratio   11.8
   765,000   Sigma-Aldrich Corp. @ 30 1/16                                                                 22,997,812
             Manufacturer of biochemical and organic
             products used for research and diagnostics
             Earnings P/S           $0.72, 0.80, 0.96, 0.97, 1.11, 1.30, 1.45, 1.62, 1.64, 1.73   10.2%
             Dividends P/S          $0.11, 0.12, 0.13, 0.15, 0.17, 0.19, 0.23, 0.26, 0.28, 0.30   11.8%
             Price/Earnings Ratio   17.4
                                                                                                         ------------
                                                                                                           50,237,162
                                                                                                         ------------
Computers (2.93%)
   830,000   Automatic Data Processing, Inc. @ 53 7/8                                                      44,716,250
             Largest independent computing services firm
             in the U.S.
             Earnings P/S           $0.36, 0.41, 0.46, 0.52, 0.59, 0.67, 0.76, 0.85, 0.98, 1.10   13.2%
             Dividends P/S          $0.08, 0.09, 0.11, 0.12, 0.14, 0.16, 0.20, 0.23, 0.26, 0.32   16.7%
             Price/Earnings Ratio   49.0
   300,000   Hewlett-Packard Co. @ 113 15/16                                                               34,181,250
             Manufactures and services electronic
             measurement, analysis and computation
             instruments
             Earnings P/S           $0.77, 0.76, 0.55, 1.17, 1.54, 2.32, 2.46, 2.95, 2.77, 3.24   17.3%
             Dividends P/S          $0.11, 0.12, 0.19, 0.23, 0.28, 0.35, 0.44, 0.52, 0.60, 0.64   21.6%
             Price/Earnings Ratio   35.1
                                                                                                         ------------
                                                                                                           78,897,500
                                                                                                         ------------

Containers (1.16%)
   897,000   Bemis Co., Inc. @ 34 7/8                                                                      31,282,875
                                                                                                         ------------
             Producer of a broad range of flexible packaging
             and equipment and pressure-sensitive materials
             Earnings P/S           $0.99, 1.03, 1.10, 0.86, 1.40, 1.63, 1.90, 2.00, 2.09, 2.16    9.1%
             Dividends P/S          $0.36, 0.42, 0.46, 0.50, 0.54, 0.64, 0.72, 0.80, 0.88, 0.92   11.0%
             Price/Earnings Ratio   16.1

Diversified Operations (5.43%)
   300,000   DuPont (E.I.) De Nemours & Co. @ 65 7/8                                                       19,762,500
             Nation's largest chemical manufacturer
             Earnings P/S           $1.70, 1.04, (2.92) 0.41, 1.98, 2.77, 3.18, 2.08, 3.90, 2.42   4.0%
             Dividends P/S          $0.81, 0.84, 0.87, 0.88, 0.91, 1.01, 1.12, 1.23, 1.37, 1.40    6.3%
             Price/Earnings Ratio   27.2
 1,125,000   Honeywell International, Inc. @ 57 11/16                                                      64,898,438
             Diversified technology and manufacturing leader,
             serving customers worldwide with aerospace
             products and services; control technologies for
             buildings, homes and industry; automotive
             products; power generation systems; specialty
             chemicals; fibers; plastics; and electronic and
             advanced materials
             Earnings P/S           $1.01, 0.07, (0.56) 0.88, 1.27, 1.47, 1.73, 2.00, 2.34, 2.62  11.2%
             Dividends P/S          $0.23, 0.24, 0.25, 0.29, 0.34, 0.39, 0.45, 0.52, 0.60, 0.68   12.8%
             Price/Earnings Ratio   22.0
   397,200   Johnson Controls, Inc. @ 56 7/8                                                               22,590,750
             Manufactures automotive systems and
             building controls
             Earnings P/S           $1.02, 1.06, 1.37, 0.08, 1.80, 2.13, 2.55, 3.12, 3.63, 4.27   17.2%
             Dividends P/S          $0.60, 0.62, 0.64, 0.68, 0.72, 0.78, 0.82, 0.86, 0.92, 1.03    6.2%
             Price/Earnings Ratio   13.3
   400,000   Minnesota Mining & Manufacturing Co.
             @ 97 7/8                                                                                      39,150,000
             Manufactures industrial, commercial and
             health-care products
             Earnings P/S           $2.96, 2.63, 2.81, 2.91, 3.13, 2.31, 3.62, 5.06, 2.88, 4.14    3.8%
             Dividends P/S          $1.46, 1.56, 1.60, 1.66, 1.76, 1.88, 1.92, 2.12, 2.20, 2.24    4.9%
             Price/Earnings Ratio   23.6
                                                                                                         ------------
                                                                                                          146,401,688
                                                                                                         ------------
Electronics (6.03%)
 1,050,000   Emerson Electric Co. @ 57 3/8                                                                 60,243,750
             Produces and sells electrical/electronic
             products and systems
             Earnings P/S           $1.38, 1.42, 1.48, 1.58, 1.76, 2.03, 2.28, 2.50, 2.77, 3.06    9.3%
             Dividends P/S          $0.63, 0.66, 0.69, 0.72, 0.78, 0.89, 0.98, 1.08, 1.18, 1.33    8.7%
             Price/Earnings Ratio   18.8
   600,000   General Electric Co. @ 154 3/4                                                                92,850,000
             Dominant force in home appliances,
             electrical power and financial services
             Earnings P/S           $1.21, 0.76, 1.38, 1.26, 1.39, 1.93, 2.16, 2.46, 2.80, 3.23   11.5%
             Dividends P/S          $0.48, 0.52, 0.58, 0.66, 0.75, 0.85, 0.95, 1.08, 1.25, 1.46   13.2%
             Price/Earnings Ratio   47.9
   200,000   Grainger (W.W.), Inc. @ 47 13/16                                                               9,562,500
             Leading distributor of electrical equipment
             Earnings P/S           $1.16, 1.19, 1.29, 1.43, 1.25, 1.82, 2.02, 2.27, 2.44, 2.16    7.2%
             Dividends P/S          $0.28, 0.31, 0.33, 0.36, 0.39, 0.45, 0.49, 0.53, 0.59, 0.63    9.4%
             Price/Earnings Ratio   22.1
                                                                                                         ------------
                                                                                                          162,656,250
                                                                                                         ------------
Finance (4.99%)
 1,287,500   Citigroup, Inc. @ 55 9/16                                                                     71,536,719
             Diversified global financial services company
             offering commercial/consumer banking,
             investment banking, brokerage services and
             insurance to consumer and corporate
             customers around the world
             Earnings P/S           $0.37, 0.11, 0.62, 1.13, 1.12, 1.50, 1.81, 1.83, 1.62, 2.82   25.3%
             Dividends P/S          $0.04, 0.05, 0.08, 0.11, 0.13, 0.18, 0.20, 0.27, 0.37, 0.54   33.5%
             Price/Earnings Ratio   19.7
   750,000   Fannie Mae @ 62 7/16                                                                          46,828,125
             Largest U.S. investor in home mortgage loans
             providing funds to the mortgage market by
             purchasing mortgage loans from various
             nationwide lenders
             Earnings P/S           $1.12, 1.25, 1.48, 1.71, 1.94, 1.95, 2.48, 2.83, 3.23, 3.66   14.1%
             Dividends P/S          $0.18, 0.26, 0.35, 0.46, 0.60, 0.68, 0.76, 0.84, 0.96, 1.08   22.0%
             Price/Earnings Ratio   17.1
   430,000   Household International, Inc. @ 37 1/4                                                        16,017,500
             Provides consumer lending and credit card
             services in the U.S., Canada and the U.K.
             Earnings P/S           $0.96, 0.52, 0.64, 0.95, 1.13, 1.24, 1.73, 1.93, 1.03, 3.05   13.7%
             Dividends P/S          $0.36, 0.37, 0.38, 0.39, 0.41, 0.44, 0.49, 0.54, 0.60, 0.68    7.3%
             Price/Earnings Ratio   12.2
                                                                                                         ------------
                                                                                                          134,382,344
                                                                                                         ------------
Food (1.17%)
   600,000   Bestfoods, Inc. @ 52 9/16                                                                     31,537,500
             Manufactures consumer food and baking                                                       ------------
             products in 62 countries
             Earnings P/S           $0.88, 0.92, 0.40, 1.14, 0.69, 1.68, 1.93, 1.15, 2.09, 2.47   12.2%
             Dividends P/S          $0.50, 0.55, 0.60, 0.64, 0.69, 0.74, 0.79, 0.86, 0.94, 1.02    8.2%
             Price/Earnings Ratio   21.3

Furniture (1.27%)
 1,590,000   Leggett & Platt, Inc. @ 21 7/16                                                               34,085,625
             Produces intermediate products for the home                                                 ------------
             furnishings industry
             Earnings P/S           $0.21, 0.27, 0.41, 0.52, 0.68, 0.75, 0.77, 1.08, 1.24, 1.45   24.0%
             Dividends P/S          $0.11, 0.22, 0.12, 0.14, 0.16, 0.19, 0.23, 0.27, 0.32, 0.36   14.1%
             Price/Earnings Ratio   14.8

Insurance (4.97%)
   780,000   AFLAC, Inc. @ 47 3/16                                                                         36,806,250
             Global specialty insurer
             Earnings P/S           $0.39, 0.49, 0.60, 0.81, 0.95, 1.17, 1.37, 2.08, 1.76, 1.99   19.9%
             Dividends P/S          $0.09, 0.10, 0.12, 0.13, 0.15, 0.17, 0.20, 0.23, 0.25, 0.29   13.9%
             Price/Earnings Ratio   23.7
   350,000   American General Corp. @ 75 7/8                                                               26,556,250
             Provides retirement services, life insurance
             and consumer loans to more than 12 million
             customers through various operating
             subsidiaries
             Earnings P/S           $2.30, 2.13, 2.24, 1.20, 2.46, 2.66, 2.63, 2.19, 2.96, 4.59    8.0%
             Dividends P/S          $0.79, 1.00, 1.04, 1.10, 1.16, 1.24, 1.30, 1.40, 1.50, 1.60    8.2%
             Price/Earnings Ratio   16.5
   500,000   American International Group, Inc.
             @ 108 1/8                                                                                     54,062,500
             Broadly based property-casualty insurance
             organization
             Earnings P/S           $1.25, 1.34, 1.38, 1.62, 1.62, 1.88, 2.18, 2.52, 2.86, 3.19   11.0%
             Dividends P/S          $0.06, 0.07, 0.08, 0.09, 0.10, 0.11, 0.14, 0.15, 0.17, 0.19   12.3%
             Price/Earnings Ratio   33.9
   424,300   ReliaStar Financial Corp. @ 39 3/16                                                           16,627,256
             Financial services company engaged in
             life/health insurance and consumer finance
             Earnings P/S           $1.00, 0.80, 0.95, 0.95, 1.50, 1.98, 2.37, 2.55, 2.56, 2.87   12.4%
             Dividends P/S          $0.33, 0.35, 0.37, 0.40, 0.44, 0.49, 0.55, 0.61, 0.71, 0.80   10.3%
             Price/Earnings Ratio   13.7
                                                                                                         ------------
                                                                                                          134,052,256
                                                                                                         ------------
Leisure (0.43%)
   600,000   Hasbro, Inc. @ 19 1/16                                                                        11,437,500
             Designs, manufactures and markets toys,                                                     ------------
             games and interactive software
             Earnings P/S           $0.46, 0.42, 0.89, 0.99, 0.87, 0.77, 0.98, 0.68, 1.00, 1.41   18.3%
             Dividends P/S          $0.06, 0.07, 0.09, 0.11, 0.13, 0.14, 0.18, 0.20, 0.21, 0.24   16.7%
             Price/Earnings Ratio   13.4

Machinery (2.92%)
 1,000,000   Dover Corp. @ 45 3/8                                                                          45,375,000
             Manufactures a variety of specialized
             industrial products
             Earnings P/S           $0.64, 0.54, 0.56, 0.70, 0.89, 1.22, 1.69, 1.79, 1.69, 1.88   12.7%
             Dividends P/S          $0.19, 0.21, 0.22, 0.23, 0.25, 0.28, 0.32, 0.36, 0.40, 0.44    9.8%
             Price/Earnings Ratio   24.1
   862,900   Pentair, Inc. @ 38 1/2                                                                        33,221,650
             Manufactures enclosures for electrical, electronic,
             woodworking and power tool equipment
             Earnings P/S           $0.81, 1.00, (0.18) 1.10, 1.26, 1.81, 1.73, 2.11, 2.46, 2.85  15.0%
             Dividends P/S          $0.30, 0.31, 0.33, 0.34, 0.36, 0.40, 0.50, 0.54, 0.60, 0.64    8.8%
             Price/Earnings Ratio   13.5
                                                                                                         ------------
                                                                                                           78,596,650
                                                                                                         ------------
Media (5.64%)
   950,000   Gannett Co., Inc. @ 81 9/16                                                                   77,484,375
             News and information company that publishes
             newspapers, operates broadcasting stations
             and cable television systems, and is engaged
             in marketing, commercial printing, newswire
             service, data services and news programming
             Earnings P/S           $1.18, 1.00, 0.70, 1.36, 1.62, 1.71, 3.35, 2.50, 3.50, 3.29   12.1%
             Dividends P/S          $0.61, 0.62, 0.63, 0.65, 0.67, 0.69, 0.71, 0.74, 0.78, 0.82    3.3%
             Price/Earnings Ratio   24.8
 1,211,200   McGraw-Hill Cos., Inc. @ 61 5/8                                                               74,640,200
             Provides informational products and services
             for business and industry
             Earnings P/S           $0.89, 0.76, 0.15, 0.06, 1.03, 1.14, 2.48, 1.46, 1.67, 1.95    9.1%
             Dividends P/S          $0.54, 0.55, 0.56, 0.57, 0.58, 0.60, 0.66, 0.72, 0.78, 0.86    5.3%
             Price/Earnings Ratio   31.6
                                                                                                         ------------
                                                                                                          152,124,575
                                                                                                         ------------
Medical (10.39%)
   600,000   Abbott Laboratories @ 36 5/16                                                                 21,787,500
             Major pharmaceutical and health-care firm
             Earnings P/S           $0.56, 0.64, 0.74, 0.85, 0.94, 1.05, 1.19, 1.34, 1.51, 1.66   12.8%
             Dividends P/S          $0.21, 0.25, 0.30, 0.34, 0.38, 0.42, 0.48, 0.54, 0.60, 0.68   14.0%
             Price/Earnings Ratio   21.9
   250,000   American Home Products Corp.
             @ 39 7/16                                                                                      9,859,375
             Discovers, develops, manufactures and markets
             prescription drugs and over-the-counter medications
             as well as vaccines, biotechnology, agricultural
             products and animal health-care items
             Earnings P/S           $0.98, 1.09, 1.17, 1.19, 1.25, 1.35, 1.46, 1.56, 1.85, 1.76   13.6%
             Dividends P/S          $0.54, 0.60, 0.67, 0.72, 0.74, 0.76, 0.79, 0.83, 0.87, 0.91    6.0%
             Price/Earnings Ratio   22.3
   850,000   Baxter International, Inc. @ 62 13/16                                                         53,390,625
             The company operates four divisions: renal,
             biotech, cardiovascular and intravenous
             systems and international distribution
             Earnings P/S           ($0.05) 2.03, 1.56, (0.72) 2.13, 2.31, 2.41, 1.06, 1.09, 2.8  56.8%
             Dividends P/S          $0.64, 0.74, 0.86, 1.00, 1.03, 1.11, 1.12, 1.13, 1.14, 1.16    6.8%
             Price/Earnings Ratio   22.0
   950,000   Bristol-Myers Squibb Co. @ 64 3/16                                                            60,978,125
             Produces pharmaceuticals, medical devices
             and non-prescription health products
             Earnings P/S           $0.84, 0.99, 0.95, 0.95, 0.91, 0.89, 1.40, 1.57, 1.55, 2.05   10.4%
             Dividends P/S          $0.53, 0.60, 0.69, 0.72, 0.73, 0.74, 0.75, 0.76, 0.78, 0.89    5.9%
             Price/Earnings Ratio   31.3
   626,000   Johnson & Johnson @ 93 1/8                                                                    58,296,250
             Major producer of prescription and
             non-prescription drugs, toiletries, medical
             instruments and supplies
             Earnings P/S           $0.86, 1.10, 0.78, 1.37, 1.56, 1.86, 2.17, 2.41, 2.23, 3.01   14.9%
             Dividends P/S          $0.33, 0.39, 0.45, 0.51, 0.56, 0.64, 0.74, 0.85, 0.97, 1.09   14.2%
             Price/Earnings Ratio   31.0
   400,000   Medtronic, Inc. @ 36 7/16                                                                     14,575,000
             World's leading medical technology company
             Earnings P/S           $0.12, 0.14, 0.17, 0.21, 0.25, 0.30, 0.46, 0.50, 0.51, 0.77   22.9%
             Dividends P/S          $0.01, 0.02, 0.03, 0.04, 0.05, 0.06, 0.09, 0.11, 0.12, 0.15   35.1%
             Price/Earnings Ratio   47.3
   200,000   Merck & Co., Inc. @ 67 1/16                                                                   13,412,500
             World's largest ethical drug manufacturer
             Earnings P/S           $0.75, 0.91, 0.86, 0.93, 1.17, 1.32, 1.56, 1.87, 2.15, 2.45   14.1%
             Dividends P/S          $0.34, 0.40, 0.48, 0.52, 0.57, 0.62, 0.71, 0.85, 0.95, 1.12   14.2%
             Price/Earnings Ratio   27.4
   550,000   Schering-Plough Corp. @ 42 3/16                                                               23,203,125
             Discovers, develops, manufactures and
             markets pharmaceutical and health-care
             products worldwide
             Earnings P/S           $0.32, 0.38, 0.45, 0.47, 0.61, 0.60, 0.82, 0.98, 1.18, 1.41   17.9%
             Dividends P/S          $0.14, 0.16, 0.19, 0.22, 0.25, 0.28, 0.32, 0.37, 0.43, 0.49   14.9%
             Price/Earnings Ratio   30.1
   300,000   Warner-Lambert Co. @ 81 15/16                                                                 24,581,250
             Major producer of consumer health-care,
             pharmaceutical and confectionery products
             Earnings P/S           $0.60, 0.04, 0.80, 0.41, 0.86, 0.90, 0.95, 1.04, 1.48, 1.95   14.0%
             Dividends P/S          $0.25, 0.29, 0.34, 0.38, 0.41, 0.43, 0.46, 0.51, 0.64, 0.80   13.8%
             Price/Earnings Ratio   42.0
                                                                                                         ------------
                                                                                                          280,083,750
                                                                                                         ------------
Metal Products (1.25%)
   500,000   Illinois Tool Works, Inc. @ 67 9/16                                                           33,781,250
             Designs and manufacturers fasteners and                                                     ------------
             components, equipment and consumable
             systems and a variety of specialty products
             and equipment
             Earnings P/S           $0.84, 0.82, 0.86, 0.92, 1.23, 1.65, 1.95, 2.33, 2.67, 2.99   15.2%
             Dividends P/S          $0.18, 0.20, 0.23, 0.25, 0.27, 0.31, 0.35, 0.43, 0.51, 0.66   15.5%
             Price/Earnings Ratio   22.6

Office (3.72%)
   581,350   Avery Dennison Corp. @ 72 7/8                                                                 42,365,881
             Develops, manufactures and markets innovative
             self-adhesive solutions for consumer products
             and label systems
             Earnings P/S           $0.05, 0.51, 0.67, 0.73, 0.99, 1.32, 1.63, 1.93, 2.15, 2.51   54.5%
             Dividends P/S          $0.32, 0.38, 0.41, 0.45, 0.50, 0.56, 0.62, 0.72, 0.87, 0.99   13.4%
             Price/Earnings Ratio   29.0
 1,200,000   Pitney Bowes, Inc. @ 48 5/16                                                                  57,975,000
             Manufactures office automation equipment
             Earnings P/S           $0.67, 0.93, 0.32, 1.11, 0.87, 1.92, 1.56, 1.80, 2.06, 2.32   14.8%
             Dividends P/S          $0.30, 0.34, 0.39, 0.45, 0.52, 0.60, 0.69, 0.80, 0.90, 1.02   14.6%
             Price/Earnings Ratio   20.8
                                                                                                         ------------
                                                                                                          100,340,881
                                                                                                         ------------
Oil & Gas (4.98%)
   500,000   Chevron Corp. @ 86 5/8                                                                        43,312,500
             One of the largest integrated, international oil
             companies with interest in petrochemicals
             Earnings P/S           $3.05, 1.85, 2.32, 1.95, 2.60, 1.43, 3.99, 4.95, 2.04, 3.48    1.5%
             Dividends P/S          $1.48, 1.63, 1.65, 1.75, 1.85, 1.93, 2.08, 2.28, 2.44, 2.48    5.9%
             Price/Earnings Ratio   24.9
   792,090   Exxon Mobil Corp. @ 80 9/16                                                                   63,812,751
             Worldwide leader in the petroleum and
             petrochemicals business
             Earnings P/S           $1.94, 2.12, 1.59, 2.06, 1.73, 2.48, 2.91, 3.28, 2.28, 2.39    2.3%
             Dividends P/S          $1.19, 1.30, 1.36, 1.38, 1.41, 1.46, 1.54, 1.62, 1.64, 1.67    3.8%
             Price/Earnings Ratio   33.7
   450,000   Royal Dutch Petroleum Co., American
             Depository Receipt (Netherlands)
             @ 60 7/16                                                                                     27,196,875
             Owns 60% of the Royal Dutch/Shell Group
             of companies. Operations include production,
             transportation, refining and sales of
             oil/natural gas
             Earnings P/S           $1.95, 1.26, 1.30, 1.24, 1.78, 1.90, 2.69, 2.20, 0.13, 1.45     NMF
             Dividends P/S          $1.06, 1.11, 1.22, 1.18, 1.33, 1.40, 1.45, 1.53, 1.61, 1.58    4.5%
             Price/Earnings Ratio   41.8
                                                                                                         ------------
                                                                                                          134,322,126
                                                                                                         ------------
Paper & Paper Products (1.70%)
   700,000   Kimberly-Clark Corp. @ 65 1/4                                                                 45,675,000
             Leading producer of consumer and personal                                                   ------------
             care products
             Earnings P/S           $1.05, 0.79, 0.27, 0.42, 1.36, 0.06, 2.48, 1.61, 2.11, 2.95   12.2%
             Dividends P/S          $0.68, 0.73, 0.82, 0.85, 0.88, 0.90, 0.92, 0.95, 1.00, 1.04    4.8%
             Price/Earnings Ratio   22.2

Retail (10.68%)
   900,000   Dayton Hudson Corp. @ 73 7/16                                                                 66,093,750
             General merchandiser selling through Target
             and Marvyn stores
             Earnings P/S           $0.87, 0.62, 0.81, 0.80, 0.92, 0.65, 0.98, 1.59, 1.98, 2.51   12.5%
             Dividends P/S          $0.20, 0.23, 0.25, 0.26, 0.27, 0.28, 0.30, 0.32, 0.33, 0.40    8.0%
             Price/Earnings Ratio   29.3
   675,000   Home Depot, Inc. (The) @ 68 9/16                                                              46,279,687
             Operates a chain of retail building supply/home
             improvement "warehouse" stores
             Earnings P/S           $0.11, 0.13, 0.18, 0.23, 0.30, 0.35, 0.44, 0.53, 0.71, 1.10   29.2%
             Dividends P/S          $0.01, 0.01, 0.02, 0.02, 0.03, 0.04, 0.05, 0.06, 0.08, 0.11   33.8%
             Price/Earnings Ratio   62.5
   700,000   Lowe's Cos., Inc. @ 59 3/4                                                                    41,825,000
             Retail distributes building materials and
             supplies through stores in the United States
             Earnings P/S           $0.23, 0.03, 0.29, 0.44, 0.63, 0.66, 0.86, 1.05, 1.38, 1.77   25.5%
             Dividends P/S          $0.07, 0.07, 0.07, 0.08, 0.09, 0.09, 0.10, 0.11, 0.12, 0.13    8.0%
             Price/Earnings Ratio   33.8
   800,000   McDonald's Corp. @ 40 5/16                                                                    32,250,000
             Develops, operates, franchises and services
             a worldwide system of restaurants
             Earnings P/S           $0.55, 0.59, 0.65, 0.73, 0.84, 0.98, 1.08, 1.15, 1.10, 1.41   11.0%
             Dividends P/S          $0.08, 0.09, 0.10, 0.11, 0.12, 0.13, 0.14, 0.16, 0.18, 0.20   10.7%
             Price/Earnings Ratio   28.6
 1,861,600   SYSCO Corp. @ 39 9/16                                                                         73,649,550
             Largest distributor of food service products
             Earnings P/S           $0.37, 0.42, 0.47, 0.54, 0.59, 0.69, 0.76, 0.86, 0.86, 1.08   12.6%
             Dividends P/S          $0.05, 0.06, 0.09, 0.13, 0.16, 0.20, 0.24, 0.28, 0.33, 0.42   26.7%
             Price/Earnings Ratio   36.6
   400,000   Wal-Mart Stores, Inc. @ 69 1/8                                                                27,650,000
             Operates chain of discount department stores
             Earnings P/S           $0.29, 0.35, 0.44, 0.51, 0.59, 0.60, 0.67, 0.78, 0.99, 1.26   17.7%
             Dividends P/S          $0.03, 0.04, 0.05, 0.06, 0.07, 0.09, 0.10, 0.11, 0.14, 0.20   23.5%
             Price/Earnings Ratio   54.9
                                                                                                         ------------
                                                                                                          287,747,987
                                                                                                         ------------
Soap & Cleaning Preparations (1.67%)
   450,000   Ecolab, Inc. @ 39 1/8                                                                         17,606,250
             Develops and markets premium institutional
             cleansing, sanitizing and maintenance
             products and services
             Earnings P/S           $0.52, (2.05) 0.53, 0.61, 0.62, 0.73, 0.85, 1.00, 1.44, 1.31  10.8%
             Dividends P/S          $0.17, 0.18, 0.18, 0.20, 0.23, 0.26, 0.29, 0.34, 0.39, 0.44   11.1%
             Price/Earnings Ratio   29.9
   250,000   Procter & Gamble Co. @ 109 9/16                                                               27,390,625
             Produces laundry and cleaning products,
             personal care items, food and beverages
             and paper products
             Earnings P/S           $1.13, 1.23, 1.31, (0.56) 1.45, 1.74, 2.01, 2.28, 2.56, 2.59   9.7%
             Dividends P/S          $0.44, 0.49, 0.51, 0.55, 0.62, 0.70, 0.80, 0.90, 1.01, 1.21   11.9%
             Price/Earnings Ratio   42.3
                                                                                                         ------------
                                                                                                           44,996,875
                                                                                                         ------------
Steel Producers (1.47%)
   725,000   Nucor Corp. @ 54 13/16                                                                        39,739,063
             Manufactures steel products                                                                 ------------
             Earnings P/S           $0.88, 0.75, 0.92, 1.42, 2.60, 3.14, 2.83, 3.35, 3.00, 2.57   12.7%
             Dividends P/S          $0.12, 0.13, 0.14, 0.16, 0.18, 0.28, 0.32, 0.40, 0.48, 0.52   17.7%
             Price/Earnings Ratio   21.3

Tobacco (0.43%)
   500,000   Philip Morris Cos., Inc. @ 23 3/16                                                            11,593,750
             Global tobacco, brewing and food company                                                    ------------
             Earnings P/S           $1.28, 1.08, 1.82, 1.17, 1.82, 2.16, 2.56, 2.58, 2.20, 3.19   10.7%
             Dividends P/S          $0.52, 0.64, 0.78, 0.87, 1.01, 1.22, 1.47, 1.60, 1.68, 1.84   15.1%
             Price/Earnings Ratio   7.2

Utilities (4.49%)
   300,000   ALLTEL Corp. @ 82 11/16                                                                       24,806,250
             Provides wireline and wireless communications
             and information services
             Earnings P/S           $0.67, 0.65, 0.75, 0.76, 0.91, 1.27, 1.26, 2.11, 1.89, 2.58   16.2%
             Dividends P/S          $0.44, 0.48, 0.50, 0.82, 0.90, 0.98, 1.06, 1.12, 1.18, 1.24   12.2%
             Price/Earnings Ratio   32.1
   550,000   CenturyTel, Inc. @ 47 3/8                                                                     26,056,250
             Louisiana-based telecommunications company
             Earnings P/S           $0.29, 0.35, 0.41, 0.59, 0.80, 0.87, 0.95, 1.87, 1.64, 1.68   21.6%
             Dividends P/S          $0.12, 0.13, 0.13, 0.14, 0.14, 0.15, 0.16, 0.16, 0.17, 0.18    4.2%
             Price/Earnings Ratio   28.2
 1,401,200   Questar Corp. @ 15                                                                            21,018,000
             Diversified holding company for Utah, Wyoming
             and Colorado natural gas transmission,
             distribution and storage
             Earnings P/S           $0.73, 0.82, 1.01, 1.02, 1.08, 1.03, 1.20, 1.27, 0.93, 1.33    6.9%
             Dividends P/S          $0.49, 0.51, 0.52, 0.55, 0.57, 0.58, 0.60, 0.62, 0.65, 0.67    3.5%
             Price/Earnings Ratio   11.3
 1,010,600   SBC Communications, Inc. @ 48 3/4                                                             49,266,750
             Provides telephone service throughout the
             United States and internationally
             Earnings P/S           $0.92, 0.90, 1.09, (1.37) 1.54, (1.82) 1.77, 0.85, 2.03, 2.26  10.5%
             Dividends P/S          $0.69, 0.71, 0.73, 0.76, 0.79, 0.83, 0.86, 0.90, 0.94, 0.97     3.9%
             Price/Earnings Ratio   21.6
                                                                                                         ------------
                                                                                                          121,147,250
                                                                                                         ------------

TOTAL COMMON STOCKS
(Cost $1,541,919,169)                                                                                   2,420,072,982
                                                                                                        -------------

PREFERRED STOCKS (1.36%)
   118,742   CSC Holdings, Inc., 11.125%, Ser M
             @ 109 1/4                                                                                     12,972,564
    80,540   CSC Holdings, Inc., 11.750%, Ser H
             @ 110 3/4                                                                                      8,919,805
    20,600   Duke Capital Financing Trust I, 7.375%,
             Ser T @ 21 7/16                                                                                  441,602
   134,300   Duke Capital Financing Trust II, 7.375%,
             Ser U @ 21 3/8                                                                                 2,870,663
    97,800   FPC Capital I, 7.100%, Ser A @ 20 13/16                                                        2,035,462
   146,200   Georgia Power Capital Trust IV, 7.100%,
             Ser A @ 20 3/4                                                                                 3,033,650
    60,000   Lasmo America Ltd., 8.150% (R)
             @ 107.629                                                                                      6,457,740
                                                                                                         ------------
TOTAL PREFERRED STOCKS
(Cost $36,280,980)                                                                                         36,731,486
                                                                                                        -------------
TOTAL COMMON AND PREFERRED STOCKS
(Cost $1,578,200,149)                                                                                   2,456,804,468
                                                                                                        -------------

   PAR VALUE
(000s OMITTED)
--------------

CORPORATE BONDS (4.27%)
    $6,000   Adelphia Communications Corp., Sr Note
             9.25%, 10-01-02 @ 100.625                                                                      6,037,500
     2,000   Bank of America Corp, Deb 9.125%,
             10-15-01 @ 103.562                                                                             2,071,240
    15,900   Beaver Valley Funding Corp II, Deb 9.00%,
             06-01-17 @ 100.250                                                                            15,939,750
     5,000   CMS Energy Corp., Sr Note 8.125%,
             05-15-02 @ 98.986                                                                              4,949,300
     8,000   Citibank Credit Card Master Trust,
             Series 1997-3A 6.839%, 02-10-04
             @ 99.156                                                                                       7,932,480
     7,100   Comcast Corp., Sr Sub Deb 10.25%,
             10-15-01 @ 104.995                                                                             7,454,645
     6,500   Continental Cablevision, Inc., Deb 9.50%,
             08-01-13 @ 110.424                                                                             7,177,560
     3,000   First Union Corp., Sub Note 8.00%,
             08-15-09 @ 99.711                                                                              2,991,330
     5,000   GTE North, Inc., Sr Sub Note, 9.60%,
             01-01-21 @ 107.214                                                                             5,360,700
    10,810   Guaranteed Trade Trust, Notes 7.39%,
             06-26-06 @ 100.760                                                                            10,892,198
     5,000   Hydro-Quebec, Bond 9.40%, 02-01-21
             @ 116.875                                                                                      5,843,750
    11,000   Long Island Lighting Co., Deb 8.20%,
             03-15-23 @ 99.750                                                                             10,972,500
     5,000   MidAmerican Energy Holdings Co., Bond
             8.480%, 09-15-28 @ 103.122                                                                     5,156,100
     1,390   North Atlantic Energy Corp., 1st Mtg Bond
             9.050%, 06-01-02 @ 101.350                                                                     1,408,765
     5,500   Northwest Airlines, Inc., Note 8.375%,
             03-15-04 @ 94.594                                                                              5,202,670
     5,800   Northwest Airlines, Inc., Note 7.625%,
             03-15-05 @ 88.159                                                                              5,113,222
    11,000   U.S. Airways, Inc., Pass Thru Ctf
             Ser 1989-A2 9.82%, 01-01-13 @ 95.500                                                          10,505,000
                                                                                                         ------------
TOTAL CORPORATE BONDS
(Cost $120,773,047)                                                                                       115,008,710
                                                                                                         ------------
UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS (1.81%)
     4,789   Federal Home Loan Mortgage Corp.,
             Sr Sub 8.00%, 12-15-08 @ 99.750                                                                4,777,134
    10,000   Federal National Mortgage Assn.,
             Sr Sub 8.50%, 02-01-05 @ 100.187                                                              10,018,700
     2,000   Federal National Mortgage Assn.,
             Sr Sub 6.21%, 11-07-07 @ 94.594                                                                1,891,880
     1,929   Government National Mortgage Assn.,
             8.00% 08-15-24 @ 101.218                                                                       1,952,900
    14,897   Government National Mortgage Assn.,
             6.50% 01-15-29 @ 93.843                                                                       13,979,796
     4,000   United States Treasury, Bond 12.50%,
             08-15-14 @ 139.687                                                                             5,587,480
     9,000   United States Treasury, Bond 6.125%,
             08-15-29 @ 95.328                                                                              8,579,520
     2,000   United States Treasury, Note 8.00%,
             05-15-01 @ 102.312                                                                             2,046,240
                                                                                                         ------------
TOTAL UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS
(Cost $50,455,238)                                                                                         48,833,650
                                                                                                        -------------

                                                                                            INTEREST
                                                                                                RATE
                                                                                           ---------
SHORT-TERM INVESTMENTS (3.07%)
Joint Repurchase Agreement (2.52%)
   $67,895   Investment in a joint repurchase
             agreement transaction with
             Barclay's, Inc. - Dated 12-31-99
             due 01-03-00 (Secured by U.S.
             Treasury Bond 10.625% due
             03-15-15 and U. S. Treasury Notes
             5.375% thru 7.125% due
             01-31-00 thru 05-15-00)
             - Note A                                                                          2.49%       67,895,000
                                                                                                       --------------
Short-Term Notes (0.55%)
    15,000   Federal Home Loan Mortgage
             Corp., 01-10-00                                                                               14,983,875
                                                                                                       --------------
Corporate Savings Account (0.00%)
             Investors Bank & Trust Company
             Daily Interest Savings Account
             Current Rate 4.00%                                                                                 4,005
                                                                                                       --------------
TOTAL SHORT-TERM INVESTMENTS                                                                  (3.07%)      82,882,880
                                                                                           ---------   --------------
TOTAL INVESTMENTS                                                                           (100.29%)   2,703,529,708
                                                                                           ---------   --------------
OTHER ASSETS AND LIABILITIES, NET                                                             (0.29%)      (7,839,822)
                                                                                           ---------   --------------
TOTAL NET ASSETS                                                                            (100.00%)  $2,695,689,886
                                                                                           =========   ==============

NMF = No Meaningful Figure

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,457,740 or 0.24% of the Fund's net assets as of December 31, 1999.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Sovereign Investors Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust (the "Trust") is an open-end investment management company registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Sovereign Investors Fund (the "Fund"), John Hancock Balanced Fund and John Hancock Large Cap Value Fund. Prior to May 1, 1999, John Hancock Balanced Fund was known as John Hancock Sovereign Balanced Fund and John Hancock Large Cap Value Fund was known as John Hancock Growth and Income Fund. The other two series of the Trust are reported in separate financial statements. The investment objective of the Fund is to provide long-term growth of capital and of income without assuming undue market risks.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B, Class C and Class Y shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights regarding such a distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account, on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted acounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on investment securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee based on the average daily unused portion of the line of credit is allocated among the participating funds. The Fund had no borrowing activity for the year ended December 31, 1999.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund had no lending activity for the year ended December 31, 1999.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a quarterly management fee to the Adviser for a continuous investment program equivalent on an annual basis, to the sum of (a) 0.60% of the first $750,000,000 of the Fund's average daily net asset value, (b) 0.55% of the next $750,000,000, (c) 0.50% of the next $1,000,000,000 and (d) 0.45% of the Fund's average daily net asset value in excess of $2,500,000,000.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended December 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $1,547,341. Out of this amount, $150,373 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $269,953 was paid as sales commissions to unrelated broker-dealers and $1,127,015 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended December 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $1,785,856.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related for providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended December 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $3,857.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution/service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. Class A, Class B and Class C shares pay transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses. Class Y shares pay a monthly transfer agent fee equivalent, on an annual basis, to 0.10% of the average daily net asset value of Class Y shares of the Fund.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on an annual basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1999, aggregated $901,690,534 and $1,025,334,675, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, during the year ended December 31, 1999, aggregated $756,453,013 and $752,806,641, respectively. The cost of investments owned at December 31, 1999 (excluding the corporate savings account), for federal income tax purposes was $1,836,641,862. Gross unrealized appreciation and depreciation of investments aggregated $920,670,478 and $53,786,637, respectively, resulting in net unrealized appreciation of $866,883,841.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $11,347,481, a decrease in distributions in excess of net investment income of $660,409 and an increase in capital paid-in of $10,687,072. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1999. Additional adjustments may be needed in subsequent reporting years. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles, and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.



REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Investment Trust
John Hancock Sovereign Investors Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Sovereign Investors Fund (the "Fund"), one of the portfolios constituting the John Hancock Investment Trust, including the schedule of investments as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Sovereign Investors Fund portfolio of John Hancock Investment Trust at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
February 10, 2000

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended December 31, 1999.

The Fund has designated distributions to shareholders of $92,930,844 as a long-term capital gain dividend. This amount was reported on the 1999 U.S. Treasury Department Form 1099-DIV.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 1999, 62.91% of the dividends qualify for the corporate dividends received deduction.


Historical Data (Unaudited)

The table below shows the record of the Fund during the past periods.

----------------------------------------------------------------------
CLASS A                                      PER SHARE
YEAR                       -------------------------------------------
ENDED           SHARES       DIVIDENDS       NET ASSET   CAPITAL GAINS
DEC. 31,   OUTSTANDING     FROM INCOME           VALUE    DISTRIBUTION
--------   -----------     -----------       ---------   -------------
1985         2,105,220            $.53          $11.31            $.44
1986         2,807,182             .55           12.36             .87
1987         3,701,248             .58           10.96             .90
1988         4,099,131             .60           11.19             .38
1989         5,274,426             .61           12.60             .58
1990         6,991,411             .59           11.94             .60
1991        13,560,178             .53           14.31             .67
1992        59,053,529             .45           14.78             .09
1993        83,332,510             .42           15.10             .09
1994        76,585,860             .46           14.24             .11
1995        71,652,920             .40           17.87             .08
1996        73,390,083             .36           19.48            1.16
1997        78,031,449             .32           22.41            2.38
1998        77,765,266             .31           24.23            1.29
1999        72,922,841             .35           24.51             .78

----------------------------------------------------------------------
CLASS B                                      PER SHARE
YEAR                       -------------------------------------------
ENDED           SHARES       DIVIDENDS       NET ASSET   CAPITAL GAINS
DEC. 31,   OUTSTANDING     FROM INCOME           VALUE    DISTRIBUTION
--------   -----------     -----------       ---------   -------------
1994(1)      8,996,738            $.36          $14.24            $.11
1995        14,432,679             .28           17.86             .08
1996        20,888,201             .22           19.46            1.16
1997        27,296,833             .15           22.38            2.38
1998        32,655,983             .14           24.20            1.29
1999        33,476,318             .18           24.48             .78


----------------------------------------------------------------------
CLASS C                                      PER SHARE
YEAR                       -------------------------------------------
ENDED           SHARES       DIVIDENDS       NET ASSET   CAPITAL GAINS
DEC. 31,   OUTSTANDING     FROM INCOME           VALUE    DISTRIBUTION
--------   -----------     -----------       ---------   -------------
1998(2)        191,053            $.12          $24.22           $1.29
1999           432,281             .17           24.50             .78

----------------------------------------------------------------------
CLASS Y                                     PER SHARE
YEAR                       -------------------------------------------
ENDED           SHARES       DIVIDENDS       NET ASSET   CAPITAL GAINS
DEC. 31,   OUTSTANDING     FROM INCOME           VALUE    DISTRIBUTION
--------   -----------     -----------       ---------   -------------
1993(3)        674,320            $.34          $15.11            $.09
1994         1,062,699             .51           14.24             .11
1995         1,116,297             .46           17.87             .08
1996         1,510,614             .43           19.48            1.16
1997         2,153,172             .40           22.41            2.38
1998         2,572,181             .39           24.24            1.29
1999         3,178,822             .44           24.52             .78

(1) Class B shares commenced operations on January 3, 1994.

(2) Class C shares commenced operations on May 1, 1998.

(3) Class Y shares commenced operations on May 7, 1993.



Dividend Increases (Unaudited)

Listed below are the most recent dividend increases for the common stocks held in the Sovereign Investors Fund as of December 31, 1999.

------------------------------------------------------------
                                                  PERCENT OF
                                           DIVIDEND INCREASE
                                           -----------------
Abbott Laboratories                                     13.3%
AFLAC, Inc.                                             14.6
Air Products & Chemicals, Inc.                          10.9
ALLTEL Corp.                                             5.1
American General Corp.                                   6.7
American Home Products Corp.                             4.6
American International Group, Inc.                      13.1
Automatic Data Processing, Inc.                         24.5
Avery Dennison Corp.                                    13.8
Bank of America Corp.                                   16.4
Baxter International, Inc.                               1.8
Bemis Co., Inc.                                          4.5
Bestfoods, Inc.                                          8.5
Bristol-Myers Squibb Co.                                14.1
CenturyTel, Inc.                                         4.0
Chevron Corp.                                            1.6
Citigroup, Inc.                                         44.8
Dayton Hudson Corp.                                     21.2
Dover Corp.                                             10.0
DuPont (E.I.) De Nemours & Co.                           2.2
Ecolab, Inc.                                            12.8
Emerson Electric Co.                                    12.7
Exxon Mobil Corp.                                        1.8
Fannie Mae                                              12.5
First Tennessee National Corp.                          15.3
Gannett Co., Inc.                                        5.1
General Electric Co.                                    16.8
Grainger (W.W.), Inc.                                    6.8
Hasbro, Inc.                                            14.3
Hewlett-Packard Co.                                      6.7
Home Depot, Inc.                                        37.5
Honeywell International, Inc.                           13.3
Household International, Inc.                           13.3
Illinois Tool Works, Inc.                               29.4
Interpublic Group of Companies, Inc. (The)              17.2
Johnson & Johnson                                       12.4
Johnson Controls, Inc.                                  12.0
Kimberly-Clark Corp.                                     4.0
Leggett & Platt, Inc.                                   12.5
Lowe's Cos., Inc.                                        8.3
Masco Corp.                                              4.5
McDonald's Corp.                                        11.1
McGraw-Hill Cos., Inc.                                  10.3
Medtronic, Inc.                                         25.0
Merck & Co., Inc.                                       17.9
Minnesota Mining & Manufacturing Co.                     1.8
Nucor Corp.                                              8.3
Pentair, Inc.                                            6.7
PepsiCo, Inc.                                            4.9
Philip Morris Cos., Inc.                                 9.5
Pitney Bowes, Inc.                                      13.3
Procter & Gamble Co.                                    19.8
Questar Corp.                                            3.1
ReliaStar Financial Corp.                               12.7
RPM, Inc.                                                9.1
SBC Communications, Inc.                                 3.2
Schering-Plough Corp.                                   14.0
Sigma-Aldrich Corp.                                      7.1
SunTrust Banks, Inc.                                    38.0
SYSCO Corp.                                             27.3
Wal-Mart Stores, Inc.                                   42.9
Warner-Lambert Co.                                      25.0
Wells Fargo Co.                                         12.9
                                           -----------------
The average dividend
increase for this group was                             13.2%
                                           =================


[THIS PAGE INTENTIONALLY LEFT BLANK]


A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291 1-800-554-6713 (TDD)
Internet: www.jhfunds.com

Bulk Rate
U.S. Postage
PAID
Randolph, MA
Permit No. 75

This report is for the information of shareholders of the John Hancock Sovereign Investors Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

2900A  12/99
        2/00






The latest report from your
Fund's management team

ANNUAL REPORT


Balanced
Fund


DECEMBER 31, 1999



TRUSTEES

Stephen L. Brown
James F. Carlin
William H. Cunningham*
Ronald R. Dion*
Maureen R. Ford
Anne C. Hodsdon
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS

Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to third paragraph.]

DEAR FELLOW SHAREHOLDERS:

As "The American Century" drew to a close this past year, the U.S. economy ended the era on a high note. With robust growth continuing in 1999, our economy stood poised to enter the history books for producing the longest expansion on record.

The stock market also rang out the century in style. For an unprecedented fifth straight year, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index produced 20%-plus returns. However, the market's advances were restricted to a very select group of stocks, primarily in the technology sector. Many others, including some of the household blue-chip names, languished or lost ground as the result of investors' seemingly insatiable appetite for tech stocks.

Bonds struggled through their second-worst year in more than two decades, as the strength of the U.S. economy and the rebound of many others around the world provoked inflation fears. Though their outlook from here looks brighter, in many instances, bond mutual fund investors actually lost a little ground or made only slight advances in 1999.

While we expect the market to broaden eventually, we also expect more volatility. More than ever, this type of environment calls for investment diversification. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing results and weathering the market's changing conditions.

The market's disappointingly narrow focus has created a widening gap in investment performance. Keep that in mind as you read the report from your fund's portfolio management team on the following pages. It's all too easy to get caught up in the headlines and miss what lies underneath.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY JOHN F. SNYDER, III, BARRY H. EVANS, CFA,
AND PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGERS

[A 3" x 2" photo at bottom right side of page of John Hancock Balanced Fund. Caption below reads "Portfolio Managers (l-r): Barry Evans,
Peter Schofield and John Snyder."]

John Hancock
Balanced Fund

Driven by a narrow universe of stocks, market indices end the century with big gain

The last year of the millennium was certainly full of surprises for investors. A year ago, after an unprecedented four years of double-digit gains, most market experts warned investors that stocks couldn't possibly repeat their outstanding performance again in 1999. However, with stronger-than-expected growth and continued low inflation, the economy beat the odds and the experts were proven wrong. With the favorable economic backdrop, the major stock market indices posted remarkable gains, with the Standard & Poor's 500 Index rising 21.04%, the Dow Jones Industrial Average advancing 27.20% and the Nasdaq Composite Index surging a whopping 86.12%.

"...most non-
 technology
 stocks were
 left behind
 and many
 even declined
 for the
 year."

What was also surprising to investors was that the market's blockbuster returns were driven by a very narrow universe of stocks. Investors spent the year chasing after the same small group of high-flying technology stocks. In hopes of landing on the next big winner in the information-technology revolution, investors focused on momentum stocks -- those that were going up -- while ignoring both quality and valuations. In the process, most non-technology stocks were left behind and many even declined for the year. In fact, what's interesting about this market is that there was a huge discrepancy between the winners and losers. Even though the Nasdaq Composite soared, a large number of stocks in the Index actually posted losses for the year. And the return on the S&P 500, if you exclude technology stocks, was only 3.1%, according to the Leuthold Group, a stock-market research firm.

[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into five sections (from top to left): Short-Term Investments & Other 4%, Preferred Stocks 7%, U.S. Government & Agencies 9%, Corporate Bonds 12% and Common Stocks 68%. A note below the chart reads "As a percentage of net assets on December 31, 1999."]

"One of
 our top-
 performing
 sectors in
 this narrow
 market was
 retail
 stocks."

Understanding performance

In this technology-driven market, our more conservative investment approach was clearly out of favor. As we have discussed in past reports, most technology companies don't meet our investment criterion of increasing dividends consistently for the past 10 years. That's because technology companies tend to reinvest their earnings rather than use them to pay out dividends. What's more, we focus on companies with stable earnings growth, solid fundamentals and reasonable valuations. In a momentum-driven market -- as we experienced in 1999 -- investors were interested in only one thing -- that is, rising stock prices -- and they ignored our key tenets of earnings growth, valuations and fundamentals. So it's not surprising when you look at the performance figures below that the Fund wasn't able to keep up with its more aggressive peers.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is McGraw-Hill followed by an up arrow with the phrase "Strong textbook sales." The second listing is Interpublic Group followed by an up arrow with the phrase "Expanding Internet advertising business." The third listing is Bond holdings followed by a down arrow with the phrase "Hurt by rising interest rates." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

While investment styles go in and out of favor -- and it's impossible to time those shifts in the market -- history has shown that it's better to invest for the long term rather than try to chase the flavor of the day. The Fund is designed for conservative investors who want solid returns over the long haul without a lot of risk. Although we, too, are frustrated by the narrowness of the current market, we still firmly believe that our Dividend Performers strategy has delivered -- and will continue to deliver -- on that promise. So, we encourage you to keep the long-term picture in mind when you look at short-term performance numbers.

Performance scorecard

For the 12 months ended December 31, 1999, John Hancock Balanced Fund's Class A and Class B shares returned 3.89% and 3.16%, respectively, at net asset value. By comparison, the average balanced fund returned 8.72% for the same period, according to Lipper, Inc.1 The Fund's Class C shares, which were launched on May 1, 1999, returned -1.15% from inception through December 31, 1999. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

Profit-taking in retail stocks

One of our top-performing sectors in this narrow market was retail stocks. Thanks to strong wage growth and a healthy stock market, consumers have gone on a spending spree. That has benefited retailers such as mass-merchandise giant Wal-Mart Stores and department store Dayton Hudson. While the fundamentals of these companies remain extremely solid, we believe their valuations have become a bit expensive. In addition, it's not clear that consumers will be able to continue spending at the same rate throughout 2000. So we have taken advantage of the market's strength to take profits in these holdings in favor of ones that offer better relative value.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1999." The chart is scaled in increments of 2% with -2% at the bottom and 10% at the top. The first bar represents the 3.89% total return for John Hancock Balanced Fund Class A. The second bar represents the 3.16% total return for John Hancock Balanced Fund Class B. The third bar represents the -1.15%* total return for John Hancock Balanced Fund Class
C. The fourth bar represents the 8.72% total return for Average balanced fund. A note below the chart reads "Total returns for John Hancock Balanced Fund are at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information. *From inception May 1, 1999 through December 31, 1999."]

Increasing capital goods

In turn, we've added to our position in capital goods stocks, because we firmly believe that the stock market will broaden out in 2000. When it does, capital goods stocks could start to look more appealing to investors. Not only are these stocks undervalued, but they are also benefiting from a pickup in the U.S. industrial sector as well as a turnaround in the global economy. So we've beefed up our holdings in multinational capital goods companies such as Avery Dennison, Dover Corporation and Minnesota Mining & Manufacturing.

Low profile for bonds

As we have discussed in the past few shareholder reports, we believe that stocks have offered more upside potential than bonds in the current market environment. Given that, we remained underweighted in bonds throughout the year, ending with a 22% stake, down from 31% a year ago. That strategy paid off as bonds experienced a rough ride in 1999. Our main focus continues to be on corporate bonds, given their attractive yields and the improving economy. Looking ahead, we will continue to monitor the bond market closely and, as always, evaluate the relative attractiveness of bonds versus stocks.

"...participa-
 tion in the
 market's
 bounty will
 eventually
 broaden..."

Outlook

As we enter the new millennium, we are cautiously optimistic. As investors try to figure out where the market is headed in 2000, we are likely to experience some volatility. A big question weighing on investors' minds is whether the technology bull market will continue for another year, and that's likely to add to the uncertainty.

On the positive side, however, the economy should continue to grow, albeit at a slower rate, and we see no reason for inflation to pick up significantly. Given that, we expect interest rates to begin to trend down in the second half of the year. As we mentioned above, we also believe that participation in the market's bounty will eventually broaden, allowing a wider variety of stocks to prosper. When that happens, we expect stocks that were out of favor in 1999 -- many of which are Dividend Performers -- to make a recovery.

---------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.



A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Balanced Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended December 31, 1999
                                                                     SINCE
                                         ONE          FIVE       INCEPTION
                                        YEAR          YEARS       (10/5/92)
                                     -------        -------        -------
Cumulative Total Returns              (1.30%)        89.30%        108.25%
Average Annual Total Returns          (1.30%)        13.61%         10.67%

CLASS B
For the period ended December 31, 1999
                                                                     SINCE
                                         ONE          FIVE       INCEPTION
                                        YEAR          YEARS       (10/5/92)
                                     -------        -------        -------
Cumulative Total Returns              (1.83%)        90.57%        108.71%
Average Annual Total Returns          (1.83%)        13.77%         10.70%

CLASS C
For the period ended December 31, 1999
                                                                     SINCE
                                                                 INCEPTION
                                                                   (5/1/99)
                                                                   -------
Cumulative Total Return                                             (2.12%)
Average Annual Total Return                                         (2.12%)(1)

YIELDS
As of December 31, 1999
                                                                SEC 30-DAY
                                                                     YIELD
                                                                   -------
John Hancock Balanced Fund: Class A                                  2.04%
John Hancock Balanced Fund: Class B                                  1.45%
John Hancock Balanced Fund: Class C                                  1.45%

Note to Performance

(1) Not annualized.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Balanced Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index. Past performance is not indicative of future results.

Line chart with the heading John Hancock Balanced Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $41,099 as of December 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Balanced Fund on October 5, 1992, before sales charge, and is equal to $21,926 as of December 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Balanced Fund, after sales charge, and is equal to $20,829 as of December 31, 1999.

Line chart with the heading John Hancock Balanced Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $41,099 as of December 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Balanced Fund on October 5, 1992, before sales charge, and is equal to $20,869 as of December 31, 1999.

Line chart with the heading John Hancock Balanced Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $11,099 as of December 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Balanced Fund on May 1, 1999, before sales charge, and is equal to $9,884 as of December 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Balanced Fund, after sales charge, and is equal to $9,785 as of December 31, 1999.

* No contingent deferred sales charge applicable.



FINANCIAL STATEMENTS

John Hancock Funds - Balanced Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 1999
------------------------------------------------------------
Assets:
Investments at value - Note C:
Common and preferred stocks
(cost - $129,024,745)                           $182,906,509
Corporate bonds
(cost - $32,387,817)                              30,288,648
U.S. government and agencies
obligations  (cost - $23,257,837)                 22,734,515
Joint repurchase agreement
(cost - $6,960,000)                                6,960,000
Corporate savings account                                763
                                                 -----------
                                                 242,890,435
Receivable for shares sold                            25,090
Dividends receivable                                 148,033
Interest receivable                                1,083,030
Other assets                                          30,017
                                                 -----------
Total Assets                                     244,176,605
------------------------------------------------------------
Liabilities:
Payable for investments purchased                  1,258,975
Payable for shares repurchased                        65,923
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                              207,034
Accounts payable and accrued expenses                 61,481
                                                 -----------
Total Liabilities                                  1,593,413
------------------------------------------------------------
Net Assets:
Capital paid-in                                  193,304,836
Accumulated net realized loss on
investments                                       (1,963,483)
Net unrealized appreciation of
investments                                       51,259,273
Distributions in excess of net
investment income                                    (17,434)
                                                 -----------
Net Assets                                      $242,583,192
============================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $130,689,603/9,300,873                      $14.05
============================================================
Class B - $111,563,508/7,941,568                      $14.05
============================================================
Class C* - $330,081/23,497                            $14.05
============================================================
Maximum Offering Price Per Share**
Class A - ($14.05 x 105.26%)                          $14.79
============================================================
 * Class C commenced operations on May 1, 1999.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.



The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 1999
------------------------------------------------------------
Investment Income:
Interest (including income on
securities loaned of $529)                        $5,431,487
Dividends  (net of foreign
withholding taxes of $11,937)                      3,185,816
                                                 -----------
                                                   8,617,303
                                                 -----------
Expenses:
Investment management fee - Note B                 1,403,318
Distribution and service fee - Note B
Class A                                              354,485
Class B                                            1,146,092
Class C                                                1,877
Transfer agent fee - Note B                          527,827
Registration and filing fees                          53,492
Custodian fee                                         51,017
Accounting and legal services fee - Note B            41,436
Auditing fee                                          38,164
Printing                                              18,070
Trustees' fees                                        13,006
Miscellaneous                                         11,219
Legal fees                                             3,560
                                                 -----------
Total Expenses                                     3,663,563
------------------------------------------------------------
Net Investment Income                              4,953,740
------------------------------------------------------------
Realized and Unrealized Gain (Loss)
on Investments:
Net realized loss on investments sold             (1,803,424)
Change in net unrealized
appreciation/depreciation
of investments                                     5,223,352
                                                 -----------
Net Realized and Unrealized Gain
on Investments                                     3,419,928
------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                         $8,373,668
============================================================

See notes to financial statements.



Statement of Changes in Net Assets
------------------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                              --------------------------------
                                                   1998             1999
                                              --------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                             $4,388,420        $4,953,740
Net realized gain (loss) on
investments sold                                  13,089,843        (1,803,424)
Change in net unrealized
appreciation/depreciation of
investments                                        8,135,130         5,223,352
                                              --------------    --------------
Net Increase in Net Assets
Resulting from Operations                         25,613,393         8,373,668
                                              --------------    --------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.3551 and $0.3556 per
share, respectively)                              (2,267,801)       (3,011,864)
Class B - ($0.2593 and $0.2571 per
share, respectively)                              (1,980,839)       (2,103,521)
Class C** - (none and $0.1880 per
share, respectively)                                      --            (4,139)
Distributions in excess of net
investment income
Class A - (none and $0.0023 per
share, respectively)                                      --           (19,143)
Class B - (none and $0.0023 per
share, respectively)                                      --           (18,719)
Class C** - (none and $0.0019 per
share, respectively)                                      --               (31)
Distributions from net realized gain on
investments sold
Class A - ($0.7372 and $0.1848 per
share, respectively)                              (4,791,752)       (1,637,012)
Class B - ($0.7372 and $0.1848 per
share, respectively)                              (5,780,678)       (1,464,673)
Class C** - (none and $0.1848 per
share, respectively)                                      --            (3,892)
                                              --------------    --------------
Total Distributions to Shareholders              (14,821,070)       (8,262,994)
                                              --------------    --------------
From Fund Share Transactions - Net: *             16,449,308        29,717,945
                                              --------------    --------------

Net Assets:
Beginning of period                              185,512,942       212,754,573
                                              --------------    --------------
End of period (including
undistributed net investment
income of $149,965 and
distributions in excess of net
investment income of $17,434,
respectively)                                   $212,754,573      $242,583,192
                                              ==============    ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                   YEAR ENDED DECEMBER 31,
                                             -----------------------------------------------------------------
                                                          1998                               1999
                                             -------------------------------   -------------------------------
                                                 SHARES           AMOUNT           SHARES           AMOUNT
                                             --------------   --------------   --------------   --------------
CLASS A
Shares sold                                       1,706,479      $23,630,812        6,511,964      $91,237,100
Shares issued to shareholders in
reinvestment of distributions                       494,608        6,784,234          319,253        4,425,505
                                                -----------      -----------      -----------      -----------
                                                  2,201,087       30,415,046        6,831,217       95,662,605
Less shares repurchased                          (1,621,817)     (22,566,492)      (4,432,247)     (62,259,801)
                                                -----------      -----------      -----------      -----------
Net increase                                        579,270       $7,848,554        2,398,970      $33,402,804
                                                ===========      ===========      ===========      ===========

CLASS B
Shares sold                                       1,624,484      $22,535,756        1,573,367      $22,069,946
Shares issued to shareholders in
reinvestment of distributions                       516,445        7,079,353          234,065        3,246,824
                                                -----------      -----------      -----------      -----------
                                                  2,140,929       29,615,109        1,807,432       25,316,770
Less shares repurchased                          (1,513,934)     (21,014,355)      (2,091,169)     (29,352,484)
                                                -----------      -----------      -----------      -----------
Net increase (decrease)                             626,995       $8,600,754         (283,737)     ($4,035,714)
                                                ===========      ===========      ===========      ===========

CLASS C**
Shares sold                                              --               --           48,586         $689,657
Shares issued to shareholders in
reinvestment of distributions                            --               --              481            6,646
                                                -----------      -----------      -----------      -----------
                                                         --               --           49,067          696,303
Less shares repurchased                                  --               --          (25,570)        (345,448)
                                                -----------      -----------      -----------      -----------
Net increase                                             --               --           23,497         $350,855
                                                ===========      ===========      ===========      ===========

** Class C commenced operations on May 1, 1999.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
---------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------
                                                     1995            1996            1997            1998            1999
                                                   --------        --------        --------        --------        --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period                  $9.84          $11.75          $12.27          $13.33          $14.06
                                                   --------        --------        --------        --------        --------
Net Investment Income(1)                               0.44            0.41            0.37            0.36            0.35
Net Realized and Unrealized Gain
on Investments                                         1.91            0.99            2.14            1.47            0.18
                                                   --------        --------        --------        --------        --------
Total from Investment Operations                       2.35            1.40            2.51            1.83            0.53
                                                   --------        --------        --------        --------        --------
Less Distributions:
Dividends from Net Investment Income                  (0.44)          (0.41)          (0.37)          (0.36)          (0.36)
Distributions in Excess of
Net Investment Income                                    --              --              --              --           (0.00)(5)
Distributions from Net Realized Gain on
Investments Sold                                         --           (0.47)          (1.08)          (0.74)          (0.18)
                                                   --------        --------        --------        --------        --------
Total Distributions                                   (0.44)          (0.88)          (1.45)          (1.10)          (0.54)
                                                   --------        --------        --------        --------        --------
Net Asset Value, End of Period                       $11.75          $12.27          $13.33          $14.06          $14.05
                                                   ========        ========        ========        ========        ========
Total Investment Return at Net Asset Value(2)        24.23%          12.13%          20.79%          14.01%           3.89%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)            $69,811         $71,242         $84,264         $97,072        $130,690
Ratio of Expenses to Average Net Assets               1.27%           1.29%           1.22%           1.21%           1.22%
Ratio of Net Investment Income to Average
Net Assets                                            3.99%           3.33%           2.77%           2.61%           2.47%
Portfolio Turnover Rate                                 45%             80%            115%             83%             94%

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund.
It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.


Financial Highlights (continued)
---------------------------------------------------------------------------------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------
                                                     1995            1996            1997            1998            1999
                                                   --------        --------        --------        --------        --------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period                  $9.84          $11.74          $12.27          $13.33          $14.06
                                                   --------        --------        --------        --------        --------
Net Investment Income(1)                               0.36            0.32            0.28            0.27            0.26
Net Realized and Unrealized Gain
on Investments                                         1.90            1.01            2.14            1.46            0.17
                                                   --------        --------        --------        --------        --------
Total from Investment Operations                       2.26            1.33            2.42            1.73            0.43
                                                   --------        --------        --------        --------        --------
Less Distributions:
Dividends from Net Investment Income                  (0.36)          (0.33)          (0.28)          (0.26)          (0.26)
Distributions in Excess of Net Investment Income         --              --              --              --           (0.00)(5)
Distributions from Net Realized Gain on
Investments Sold                                         --           (0.47)          (1.08)          (0.74)          (0.18)
                                                   --------        --------        --------        --------        --------
Total Distributions                                   (0.36)          (0.80)          (1.36)          (1.00)          (0.44)
                                                   --------        --------        --------        --------        --------
Net Asset Value, End of Period                       $11.74          $12.27          $13.33          $14.06          $14.05
                                                   ========        ========        ========        ========        ========
Total Investment Return at Net Asset Value(2)        23.30%          11.46%          19.96%          13.23%           3.16%

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)            $87,827         $90,855        $101,249        $115,682        $111,564
Ratio of Expenses to Average Net Assets               1.96%           1.99%           1.91%           1.88%           1.92%
Ratio of Net Investment Income to Average
Net Assets                                            3.31%           2.63%           2.08%           1.93%           1.76%
Portfolio Turnover Rate                                 45%             80%            115%             83%             94%

See notes to financial statements.


Financial Highlights (continued)
----------------------------------------------------------------

                                                  FOR THE PERIOD
                                                FROM MAY 1, 1999
                                                (COMMENCEMENT OF
                                                  OPERATIONS) TO
                                               DECEMBER 31, 1999
                                               -----------------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $14.60
                                                        --------
Net Investment Income(1)                                    0.19
Net Realized and Unrealized Loss
on Investments                                             (0.37)
                                                        --------
Total From Investment Operations                           (0.18)
                                                        --------
Less Distributions:
Dividends from Net Investment Income                       (0.19)
Distributions in Excess of Net Investment Income           (0.00)(5)
Distributions from Net Realized Gain on
Investments Sold                                           (0.18)
                                                        --------
Total from Investment Operations                           (0.37)
                                                        --------
Net Asset Value, End of Period                            $14.05
                                                        ========
Total Investment Return at Net Asset Value(2)             (1.15%)(3)

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                    $330
Ratio of Expenses to Average Net Assets                    1.84%(4)
Ratio of Net Investment Income to Average
Net Assets                                                 1.88%(4)
Portfolio Turnover Rate                                      94%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3) Not annualized.

(4) Annualized.

(5) Less than $0.01 per share.

See notes to financial statements.





Schedule of Investments
December 31, 1999

Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten-year periods on common stocks, as well as price/earnings ratios, and are unaudited.
----------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Balanced Fund on December 31, 1999. It's divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S.
government and agencies obligations and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                 COMPOUND
 NUMBER                                                                                           GROWTH      MARKET
OF SHARES                                                                                          RATE        VALUE
---------                                                                                        --------  ------------
COMMON STOCKS (68.08%)
Advertising (1.43%)
    60,000   Interpublic Group of Companies, Inc.
             (The) @ 57 11/16                                                                                $3,461,250
             One of the largest advertising agencies                                                       ------------
             in the world
             Earnings P/S           $0.40, 0.44, 0.39, 0.56, 0.29, 0.51, 0.80, 0.75, 1.11, 1.30     14.0%
             Dividends P/S          $0.13, 0.14, 0.15, 0.17, 0.19, 0.21, 0.23, 0.25, 0.29, 0.34     11.3%
             Price/Earnings Ratio   44.4

Banks (4.74%)
    40,000   Bank of America Corp. @ 50 3/16                                                                  2,007,500
             Holding company for Bank of America and
             NationsBank
             Earnings P/S           $0.40, 1.20, 1.98, 2.46, 2.54, 2.98, 3.36, 3.61, 2.90, 4.69     12.8%
             Dividends P/S          $0.57, 0.62, 0.64, 0.69, 0.94, 1.04, 1.20, 1.37, 1.59, 1.85     14.0%
             Price/Earnings Ratio   10.7
    25,000   Banc One Corp. @ 32                                                                                801,563
             Ohio-based bank holding company
             Earnings P/S           $1.01, 1.24, 1.32, 2.16, 1.96, 2.12, 2.57, 2.43, 2.61, 3.46     14.7%
             Dividends P/S          $0.57, 0.63, 0.73, 0.78, 1.03, 1.13, 1.24, 1.38, 1.52, 1.68     12.8%
             Price/Earnings Ratio   9.2
    60,000   First Tennessee National Corp. @ 28 1/2                                                          1,710,000
             Tennessee-based bank holding company
             Earnings P/S           $0.45, 0.57, 0.72, 0.81, 1.08, 1.21, 1.34, 1.50, 1.72, 1.91     17.4%
             Dividends P/S          $0.28, 0.29, 0.32, 0.38, 0.44, 0.49, 0.55, 0.62, 0.69, 0.79     12.5%
             Price/Earnings Ratio   14.9
    70,000   SunTrust Banks, Inc. @ 68 13/16                                                                  4,816,875
             Holding company for SunTrust Banks operating
             through 700 offices in Florida, Georgia,
             Tennessee and Alabama.
             Earnings P/S           $1.30, 1.26, 1.46, 1.90, 2.22, 2.38, 2.59, 3.04, 3.04, 3.93     13.1%
             Dividends P/S          $0.46, 0.47, 0.49, 0.58, 0.66, 0.74, 0.83, 0.93, 1.00, 1.38     13.0%
             Price/Earnings Ratio   17.5
    54,000   Wells Fargo Co. @ 40 7/16                                                                        2,183,625
             Diversified financial services company providing
             banking, insurance, investments and
             consumer finance.
             Earnings P/S           $0.79, 0.36, 0.53, 0.98, 1.36, 1.62, 1.36, 1.48, 1.17, 2.24     12.3%
             Dividends P/S          $0.21, 0.24, 0.27, 0.32, 0.39, 0.45, 0.53, 0.62, 0.70, 0.79     15.9%
             Price/Earnings Ratio   18.1
                                                                                                           ------------
                                                                                                             11,519,563
                                                                                                           ------------
Beverages (1.31%)
    90,000   PepsiCo, Inc. @ 35 1/4                                                                           3,172,500
             Second largest soft drink company                                                             ------------
             Earnings P/S           $0.68, 0.68, 0.23, 0.98, 1.09, 1.00, 0.72, 1.36, 1.31, 1.21      6.6%
             Dividends P/S          $0.19, 0.23, 0.26, 0.31, 0.35, 0.39, 0.45, 0.49, 0.52, 0.54     12.3%
             Price/Earnings Ratio   29.1

Building (1.15%)
   110,000   Masco Corp. @ 25 3/8                                                                             2,791,250
             Manufactures buildings, home improvement                                                      ------------
             and consumer products
             Earnings P/S           $0.46, 0.15, 0.61, 0.73, 0.61, (1.39) 0.92, 1.15, 1.39, 1.59    14.8%
             Dividends P/S          $0.27, 0.29, 0.31, 0.33, 0.35, 0.37, 0.39, 0.41, 0.44, 0.46      6.1%
             Price/Earnings Ratio   16.0

Chemicals (0.65%)
    80,000   RPM, Inc. @ 10 3/16                                                                                815,000
             Manufacturer of specialty chemicals and
             coatings to waterproof and rustproof structures
             Earnings P/S           $0.40, 0.46, 0.46, 0.46, 0.56, 0.65, 0.69, 0.76, 0.84, 0.86      8.9%
             Dividends P/S          $0.23, 0.26, 0.28, 0.30, 0.33, 0.35, 0.38, 0.41, 0.44, 0.48      8.5%
             Price/Earnings Ratio   11.8
    25,000   Sigma - Aldrich Corp. @ 30 1/16                                                                    751,563
             Manufacturer of biochemical and organic
             products used for research and diagnostics
             Earnings P/S           $0.72, 0.80, 0.96, 0.97, 1.11, 1.30, 1.45, 1.62, 1.64, 1.73     10.2%
             Dividends P/S          $0.11, 0.12, 0.13, 0.15, 0.17, 0.19, 0.23, 0.26, 0.28, 0.30     11.8%
             Price/Earnings Ratio   17.4
                                                                                                           ------------
                                                                                                              1,566,563
                                                                                                           ------------
Computers (1.11%)
    50,000   Automatic Data Processing, Inc. @ 5 7/8                                                          2,693,750
             Largest independent computing services                                                        ------------
             firm in the U.S.
             Earnings P/S           $0.36, 0.41, 0.46, 0.52, 0.59, 0.67, 0.76, 0.85, 0.98, 1.10     13.2%
             Dividends P/S          $0.08, 0.09, 0.11, 0.12, 0.14, 0.16, 0.20, 0.23, 0.26, 0.32     10.7%
             Price/Earnings Ratio   49.0

Containers (0.57%)
    40,000   Bemis Co., Inc. @ 34 7/8                                                                         1,395,000
             Producer of a broad range of flexible                                                         ------------
             packaging and equipment and pressure-
             sensitive materials
             Earnings P/S           $0.99, 1.03, 1.10, 0.86, 1.40, 1.63, 1.90, 2.00, 2.09, 2.16      9.1%
             Dividends P/S          $0.36, 0.42, 0.46, 0.50, 0.54, 0.64, 0.72, 0.80, 0.88, 0.92     11.0%
             Price/Earnings Ratio   16.1

Diversified Operations (3.73%)
    30,000   DuPont (E.I.) De Nemours & Co. @ 65 7/8                                                          1,976,250
             Nation's largest chemical manufacturer
             Earnings P/S           $1.70, 1.04, (2.92) 0.41, 1.98, 2.77, 3.18, 2.08, 3.90, 2.42     4.0%
             Dividends P/S          $0.81, 0.84, 0.87, 0.88, 0.91, 1.01, 1.12, 1.23, 1.37, 1.40      6.3%
             Price/Earnings Ratio   27.2
    61,875   Honeywell, Inc. @ 57 11/16                                                                       3,569,414
             Makes automation and control systems
             Earnings P/S           $1.01, 0.07, (0.56) 0.88, 1.27, 1.47, 1.73, 2.00, 2.34, 2.62    11.2%
             Dividends P/S          $0.23, 0.24, 0.25, 0.29, 0.34, 0.39, 0.45, 0.52, 0.60, 0.68     12.8%
             Price/Earnings Ratio   22.0
    10,000   Johnson Controls, Inc. @ 56 7/8                                                                    568,750
             Manufactures automotive systems and
             building controls
             Earnings P/S           $1.02, 1.06, 1.37, 0.08, 1.80, 2.13, 2.55, 3.12, 3.63, 4.27     17.2%
             Dividends P/S          $0.60, 0.62, 0.64, 0.68, 0.72, 0.78, 0.82, 0.86, 0.92, 1.03      6.2%
             Price/Earnings Ratio   13.3
    30,000   Minnesota Mining & Manufacturing Co.
             @ 97 7/8                                                                                         2,936,250
             Manufactures industrial, commercial and
             health-care products
             Earnings P/S           $2.96, 2.63, 2.81, 2.91, 3.13, 2.31, 3.62, 5.06, 2.88, 4.14      3.8%
             Dividends P/S          $1.46, 1.56, 1.60, 1.66, 1.76, 1.88, 1.92, 2.12, 2.20, 2.24      4.9%
             Price/Earnings Ratio   23.6
                                                                                                           ------------
                                                                                                              9,050,664
                                                                                                           ------------
Electronics (5.41%)
    70,000   Emerson Electric Co. @ 57 3/8                                                                    4,016,250
             Produces and sells electrical/electronic
             products and systems
             Earnings P/S           $1.38, 1.42, 1.48, 1.58, 1.76, 2.03, 2.28, 2.50, 2.77, 3.06      9.3%
             Dividends P/S          $0.63, 0.66, 0.69, 0.72, 0.78, 0.89, 0.98, 1.08, 1.18, 1.33      8.7%
             Price/Earnings Ratio   18.8
    45,000   General Electric Co. @ 154 3/4                                                                   6,963,750
             Dominant force in home appliances, electrical
             power and financial services
             Earnings P/S           $1.21, 0.76, 1.38, 1.26, 1.39, 1.93, 2.16, 2.46, 2.80, 3.23     11.5%
             Dividends P/S          $0.48, 0.52, 0.58, 0.66, 0.75, 0.85, 0.95, 1.08, 1.25, 1.46     13.2%
             Price/Earnings Ratio   47.9
    45,000   Grainger (W.W.), Inc. @ 47 13/16                                                                 2,151,563
             Leading distributor of electrical equipment
             Earnings P/S           $1.16, 1.19, 1.29, 1.43, 1.25, 1.82, 2.02, 2.27, 2.44, 2.16      7.2%
             Dividends P/S          $0.28, 0.31, 0.33, 0.36, 0.39, 0.45, 0.49, 0.53, 0.59, 0.63      9.4%
             Price/Earnings Ratio   22.1
                                                                                                           ------------
                                                                                                             13,131,563
                                                                                                           ------------
Finance (3.96%)
   100,000   Citigroup, Inc. @ 55 9/16                                                                        5,556,250
             Diversified global financial services company
             offering commercial/consumer banking,
             investment banking, brokerage services and
             insurance to consumer and corporate
             customers around the world
             Earnings P/S           $0.37, 0.11, 0.62, 1.13, 1.12, 1.50, 1.81, 1.83, 1.62, 2.82     25.3%
             Dividends P/S          $0.04, 0.05, 0.08, 0.11, 0.13, 0.18, 0.20, 0.27, 0.37, 0.54     33.5%
             Price/Earnings Ratio   19.7
    65,000   Fannie Mae @ 62 7/16                                                                             4,058,438
             Largest U.S. investor in home mortgage loans
             providing funds to the mortgage market
             by purchasing mortgage loans from various
             nationwide lenders
             Earnings P/S           $1.12, 1.25, 1.48, 1.71, 1.94, 1.95, 2.48, 2.83, 3.23, 3.66     14.1%
             Dividends P/S          $0.18, 0.26, 0.35, 0.46, 0.60, 0.68, 0.76, 0.84, 0.96, 1.08     22.0%
             Price/Earnings Ratio   17.1
                                                                                                           ------------
                                                                                                              9,614,688
                                                                                                           ------------
Furniture (1.37%)
   155,000   Leggett & Platt, Inc. @ 21 7/16                                                                  3,322,813
             Produces intermediate products for the home                                                   ------------
             furnishings industry
             Earnings P/S           $0.21, 0.27, 0.41, 0.52, 0.68, 0.75, 0.77, 1.08, 1.24, 1.45     24.0%
             Dividends P/S          $0.11, 0.22, 0.12, 0.14, 0.16, 0.19, 0.23, 0.27, 0.32, 0.36     14.1%
             Price/Earnings Ratio   14.8

Insurance (3.25%)
    40,000   AFLAC Corp. @ 47 3/16                                                                            1,887,500
             Global specialty insurer
             Earnings P/S           $0.39, 0.49, 0.60, 0.81, 0.95, 1.17, 1.37, 2.08, 1.76, 1.99     19.9%
             Dividends P/S          $0.09, 0.10, 0.12, 0.13, 0.15, 0.17, 0.20, 0.23, 0.25, 0.29     13.9%
             Price/Earnings Ratio   23.7
    30,000   American International Group, Inc.
             @ 108 1/8                                                                                        3,243,750
             Broadly based property-casualty insurance
             organization
             Earnings P/S           $0.39, 0.49, 0.60, 0.81, 0.95, 1.17, 1.37, 2.08, 1.76, 1.99     11.0%
             Dividends P/S          $0.09, 0.10, 0.12, 0.13, 0.15, 0.17, 0.20, 0.23, 0.25, 0.29     12.3%
             Price/Earnings Ratio   33.9
    70,000   ReliaStar Financial Corp. @ 39 3/16                                                              2,743,125
             Financial services company engaged in
             life/health insurance and consumer finance
             Earnings P/S           $1.00, 0.80, 0.95, 0.95, 1.50, 1.98, 2.37, 2.55, 2.56, 2.87     12.4%
             Dividends P/S          $0.33, 0.35, 0.37, 0.40, 0.44, 0.49, 0.55, 0.61, 0.71, 0.80     10.3%
             Price/Earnings Ratio   13.7
                                                                                                           ------------
                                                                                                              7,874,375
                                                                                                           ------------
Leisure (0.57%)
    72,500   Hasbro, Inc. @ 19 1/16                                                                           1,382,031
             Designs, manufactures and markets toys,                                                       ------------
             games and interactive software
             Earnings P/S           $0.46, 0.42, 0.89, 0.99, 0.87, 0.77, 0.98, 0.68, 1.00, 1.41     18.3%
             Dividends P/S          $0.06, 0.07, 0.09, 0.11, 0.13, 0.14, 0.18, 0.20, 0.21, 0.24     16.7%
             Price/Earnings Ratio   13.4

Machinery (2.13%)
    50,000   Dover Corp. @ 45 3/8                                                                             2,268,750
             Manufactures a variety of specialized
             industrial products
             Earnings P/S           $0.64, 0.54, 0.56, 0.70, 0.89, 1.22, 1.69, 1.79, 1.69, 1.88     12.7%
             Dividends P/S          $0.19, 0.21, 0.22, 0.23, 0.25, 0.28, 0.32, 0.36, 0.40, 0.44      9.8%
             Price/Earnings Ratio   24.1
    75,000   Pentair, Inc. @ 38 1/2                                                                           2,887,500
             Manufactures enclosures for electrical,
             electronic, woodworking and power tool
             equipment
             Earnings P/S           $0.81, 1.00, (0.18) 1.10, 1.26, 1.81, 1.73, 2.11, 2.46, 2.85    15.0%
             Dividends P/S          $0.30, 0.31, 0.33, 0.34, 0.36, 0.40, 0.50, 0.54, 0.60, 0.64      8.8%
             Price/Earnings Ratio   13.5
                                                                                                           ------------
                                                                                                              5,156,250
                                                                                                           ------------
Media (4.22%)
    65,000   Gannett Co., Inc. @ 81 9/16                                                                      5,301,563
             Publishes 81 daily/50 nondaily newspapers,
             operates 10 TV, 8 FM and 7 AM stations
             Earnings P/S           $1.18, 1.00, 0.70, 1.36, 1.62, 1.71, 3.35, 2.50, 3.50, 3.29     12.1%
             Dividends P/S          $0.61, 0.62, 0.63, 0.65, 0.67, 0.69, 0.71, 0.74, 0.78, 0.82      3.3%
             Price/Earnings Ratio   24.8
    80,000   McGraw-Hill Cos., Inc. @ 61 5/8                                                                  4,930,000
             Provides informational products and services
             for business and industry
             Earnings P/S           $0.89, 0.76, 0.15, 0.06, 1.03, 1.14, 2.48, 1.46, 1.67, 1.95      9.1%
             Dividends P/S          $0.54, 0.55, 0.56, 0.57, 0.58, 0.60, 0.66, 0.72, 0.78, 0.86      5.3%
             Price/Earnings Ratio   31.6
                                                                                                           ------------
                                                                                                             10,231,563
                                                                                                           ------------
Medical (7.39%)
    60,000   Abbott Laboratories @ 36 5/16                                                                    2,178,750
             Major pharmaceutical and health-care firm
             Earnings P/S           $0.56, 0.64, 0.74, 0.85, 0.94, 1.05, 1.19, 1.34, 1.51, 1.66     12.8%
             Dividends P/S          $0.21, 0.25, 0.30, 0.34, 0.38, 0.42, 0.48, 0.54, 0.60, 0.68     14.0%
             Price/Earnings Ratio   21.9
    40,000   American Home Products Corp.,
             @ 39 7/16                                                                                        1,577,500
             Discovers, develops, manufactures and markets
             prescription drugs and over-the-counter
             medications as well as vaccines, biotechnology,
             agricultural products and animal health-care
             items
             Earnings P/S           $0.98, 1.09, 1.17, 1.19, 1.25, 1.35, 1.46, 1.56, 1.85, 1.76
             Dividends P/S          $0.54, 0.60, 0.67, 0.72, 0.74, 0.76, 0.79, 0.83, 0.87, 0.91
             Price/Earnings Ratio   22.3
    70,000   Baxter International, Inc. @ 62 13/16                                                            4,396,875
             The company operates four divisions: renal,
             biotech, cardiovascular and intravenous
             systems and international distribution
             Earnings P/S           ($0.05) 2.03, 1.56, (0.72) 2.13, 2.31, 2.41, 1.06, 1.09, 2.86   56.8%
             Dividends P/S          $0.64, 0.74, 0.86, 1.00, 1.03, 1.11, 1.12, 1.13, 1.14, 1.16      6.8%
             Price/Earnings Ratio   22.0
    70,000   Bristol-Myers Squibb Co. @ 64 3/16                                                               4,493,125
             Produces pharmaceuticals, medical devices,
             non-prescription health products
             Earnings P/S           $0.84, 0.99, 0.95, 0.95, 0.91, 0.89, 1.40, 1.57, 1.55, 2.05     10.4%
             Dividends P/S          $0.53, 0.60, 0.69, 0.72, 0.73, 0.74, 0.75, 0.76, 0.78, 0.89      5.9%
             Price/Earnings Ratio   31.3
    26,000   Johnson & Johnson @ 93 1/8                                                                       2,421,250
             Major producer of prescription and
             non-prescription drugs, toiletries, medical
             instruments and supplies
             Earnings P/S           $0.86, 1.10, 0.78, 1.37, 1.56, 1.86, 2.17, 2.41, 2.23, 3.01     14.9%
             Dividends P/S          $0.33, 0.39, 0.45, 0.51, 0.56, 0.64, 0.74, 0.85, 0.97, 1.09     14.2%
             Price/Earnings Ratio   31.0
    35,000   Warner-Lambert Co. @ 81 15/16                                                                    2,867,813
             Produces pharmaceuticals, consumer health-
             care and confectionery products
             Earnings P/S           $0.60, 0.04, 0.80, 0.41, 0.86, 0.90, 0.95, 1.04, 1.48, 1.95     14.0%
             Dividends P/S          $0.25, 0.29, 0.34, 0.38, 0.41, 0.43, 0.46, 0.51, 0.64, 0.80     13.8%
             Price/Earnings Ratio   42.0
                                                                                                           ------------
                                                                                                             17,935,313
                                                                                                           ------------
Metal Products (0.84%)
    30,000   Illinois Tool Works, Inc. @ 67 9/16                                                              2,026,875
             Designs and manufacturers fasteners and                                                       ------------
             components, equipment and consumable
             systems and a variety of specialty products
             and equipment
             Earnings P/S           $0.84, 0.82, 0.86, 0.92, 1.23, 1.65, 1.95, 2.33, 2.67, 2.99     15.2%
             Dividends P/S          $0.18, 0.20, 0.23, 0.25, 0.27, 0.31, 0.35, 0.43, 0.51, 0.66     15.5%
             Price/Earnings Ratio   22.6

Office (1.90%)
    30,000   Avery Dennison Corp. @ 72 7/8                                                                    2,186,250
             Manufactures and markets self-adhesive
             solutions for consumer porducts and
             label systems
             Earnings P/S           $0.05, 0.51, 0.67, 0.73, 0.99, 1.32, 1.63, 1.93, 2.15, 2.51     54.5%
             Dividends P/S          $0.32, 0.38, 0.41, 0.45, 0.50, 0.56, 0.62, 0.72, 0.87, 0.99     13.4%
             Price/Earnings Ratio   29.0
    50,000   Pitney Bowes, Inc. @ 48 5/16                                                                     2,415,625
             Manufactures office automation equipment
             Earnings P/S           $0.67, 0.93, 0.32, 1.11, 0.87, 1.92, 1.56, 1.80, 2.06, 2.32     14.8%
             Dividends P/S          $0.30, 0.34, 0.39, 0.45, 0.52, 0.60, 0.69, 0.80, 0.90, 1.02     14.6%
             Price/Earnings Ratio   20.8
                                                                                                           ------------
                                                                                                              4,601,875
                                                                                                           ------------
Oil & Gas (4.64%)
    45,000   Chevron Corp. @ 86 5/8                                                                           3,898,124
             One of the largest integrated, international oil
             companies with interest in petrochemicals
             Earnings P/S           $3.05, 1.85, 2.32, 1.95, 2.60, 1.43, 3.99, 4.95, 2.04, 3.48      1.5%
             Dividends P/S          $1.48, 1.63, 1.65, 1.75, 1.85, 1.93, 2.08, 2.28, 2.44, 2.48      5.9%
             Price/Earnings Ratio   24.9
    54,604   Exxon Mobil Corp. @ 80 9/16                                                                      4,399,034
             One of the largest integrated, international oil
             companies with interest in petrochemicals
             Earnings P/S           $1.94, 2.12, 1.59, 2.06, 1.73, 2.48, 2.91, 3.28, 2.28, 2.39      2.3%
             Dividends P/S          $1.19, 1.30, 1.36, 1.38, 1.41, 1.46, 1.54, 1.62, 1.64, 1.67      3.8%
             Price/Earnings Ratio   33.7
    60,000   Shell Transport & Trading Co., PLC
             American Depositary Receipts
             (Great Britain) @ 49 1/4                                                                         2,955,000
             Involved in all phases of the petroleum industry
             Earnings P/S           $1.68, 1.08, 1.12, 1.07, 1.53, 1.64, 2.32, 1.75, 5.00, 0.72     -9.0%
             Dividends P/S          $0.90, 1.11, 0.97, 0.86, 0.97, 1.13, 1.36, 1.31, 1.35, 1.49     10.4%
             Price/Earnings Ratio   68.1
                                                                                                           ------------
                                                                                                             11,252,158
                                                                                                           ------------
Paper & Paper Products (1.88%)
    70,000   Kimberly-Clark Corp. @ 65 1/4                                                                    4,567,500
             Manufactures tissue, personal care and                                                        ------------
             health-care products
             Earnings P/S           $1.05, 0.79, 0.27, 0.42, 1.36, 0.06, 2.48, 1.61, 2.11, 2.95     12.2%
             Dividends P/S          $0.68, 0.73, 0.82, 0.85, 0.88, 0.90, 0.92, 0.95, 1.00, 1.04      4.8%
             Price/Earnings Ratio   22.2

Retail (9.09%)
    70,000   Dayton Hudson Corp. @ 73 7/16                                                                    5,140,624
             General merchandiser selling through Target
             and Marvyn stores
             Earnings P/S           $0.87, 0.62, 0.81, 0.80, 0.92, 0.65, 0.98, 1.59, 1.98, 2.51     12.5%
             Dividends P/S          $0.20, 0.23, 0.25, 0.26, 0.27, 0.28, 0.30, 0.32, 0.33, 0.40      8.0%
             Price/Earnings Ratio   29.3
    82,500   Home Depot, Inc. (The) @ 68 9/16                                                                 5,656,405
             Operates a chain of retail building supply/
             home improvement "warehouse" stores
             Earnings P/S           $0.11, 0.13, 0.18, 0.23, 0.30, 0.35, 0.44, 0.53, 0.71, 1.10     29.2%
             Dividends P/S          $0.01, 0.01, 0.02, 0.02, 0.03, 0.04, 0.05, 0.06, 0.08, 0.11     33.8%
             Price/Earnings Ratio   62.5
    30,000   Lowe's Companies, Inc. @ 59 3/4                                                                  1,792,500
             Distributes building materials and supplies
             through stores in the United States
             Earnings P/S           $0.23, 0.03, 0.29, 0.44, 0.63, 0.66, 0.86, 1.05, 1.38, 1.77     25.5%
             Dividends P/S          $0.07, 0.07, 0.07, 0.08, 0.09, 0.09, 0.10, 0.11, 0.12, 0.13      8.0%
             Price/Earnings Ratio   62.5
    46,000   McDonald's Corp. @ 40 5/16                                                                       1,854,374
             Develops, operates, franchises and services
             a worldwide system of restaurants
             Earnings P/S           $0.55, 0.59, 0.65, 0.73, 0.84, 0.98, 1.08, 1.15, 1.10, 1.41     11.0%
             Dividends P/S          $0.08, 0.09, 0.10, 0.11, 0.12, 0.13, 0.14, 0.16, 0.18, 0.20     10.7%
             Price/Earnings Ratio   28.6
   140,000   SYSCO Corp. @ 39 9/16                                                                            5,538,750
             Largest distributor of food service products
             Earnings P/S           $0.37, 0.42, 0.47, 0.54, 0.59, 0.69, 0.76, 0.86, 0.86, 1.08     12.6%
             Dividends P/S          $0.05, 0.06, 0.09, 0.13, 0.16, 0.20, 0.24, 0.28, 0.33, 0.42     26.7%
             Price/Earnings Ratio   36.6
    30,000   Wal-Mart Stores, Inc. @ 69 1/8                                                                   2,073,750
             Operates chain of discount department stores
             Earnings P/S           $0.29, 0.35, 0.44, 0.51, 0.59, 0.60, 0.67, 0.78, 0.99, 1.26     17.7%
             Dividends P/S          $0.03, 0.04, 0.05, 0.06, 0.07, 0.09, 0.10, 0.11, 0.14, 0.20     23.5%
             Price/Earnings Ratio   54.9
                                                                                                           ------------
                                                                                                             22,056,403
                                                                                                           ------------
Steel Producers (1.69%)
    75,000   Nucor Corp. @ 54 13/16                                                                           4,110,938
             Manufactures steel products                                                                   ------------
             Earnings P/S           $0.88, 0.75, 0.92, 1.42, 2.60, 3.14, 2.83, 3.35, 3.00, 2.57     12.7%
             Dividends P/S          $0.12, 0.13, 0.14, 0.16, 0.18, 0.28, 0.32, 0.40, 0.48, 0.52     17.7%
             Price/Earnings Ratio   21.3

Utilities (5.05%)
    25,000   ALLTEL Corp. @ 82 11/16                                                                          2,067,188
             Provides wireline and wireless communications
             and information services
             Earnings P/S           $0.67, 0.65, 0.75, 0.76, 0.91, 1.27, 1.26, 2.11, 1.89, 2.58     16.2%
             Dividends P/S          $0.44, 0.48, 0.50, 0.82, 0.90, 0.98, 1.06, 1.12, 1.18, 1.24     12.2%
             Price/Earnings Ratio   32.1
    67,500   CenturyTel, Inc. @ 47 3/8                                                                        3,197,813
             Louisiana-based telecommunications company
             Earnings P/S           $0.29, 0.35, 0.41, 0.59, 0.80, 0.87, 0.95, 1.87, 1.64, 1.68     21.6%
             Dividends P/S          $0.12, 0.13, 0.13, 0.14, 0.14, 0.15, 0.16, 0.16, 0.17, 0.18      4.2%
             Price/Earnings Ratio   28.2
   110,000   Questar Corp. @ 15                                                                               1,650,000
             Diversified holding company for Utah, Wyoming
             and Colorado natural gas transmission,
             distribution and storage
             Earnings P/S           $0.73, 0.82, 1.01, 1.02, 1.08, 1.03, 1.20, 1.27, 0.93, 1.33      6.9%
             Dividends P/S          $0.49, 0.51, 0.52, 0.55, 0.57, 0.58, 0.60, 0.62, 0.65, 0.67      3.5%
             Price/Earnings Ratio   11.3
   109,220   SBC Communications, Inc. @ 48 3/4                                                                5,324,475
             Provides telephone service throughout the
             United States and internationally
             Earnings P/S           $0.92, 0.90, 1.09, (1.37) 1.54, (1.82) 1.77, 0.85, 2.03, 2.26   10.5%
             Dividends P/S          $0.69, 0.71, 0.73, 0.76, 0.79, 0.83, 0.86, 0.90, 0.94, 0.97      3.9%
             Price/Earnings Ratio   21.6
                                                                                                           ------------
                                                                                                             12,239,476
                                                                                                           ------------
             TOTAL COMMON STOCKS
             (Cost $111,446,295)                                                                            165,154,361
                                                                                                           ------------

PREFERRED STOCKS (7.32%)
    35,528   CSC Holdings, Inc., 11.125%, Ser M
             @ 109 1/4                                                                                        3,881,434
    39,232   CSC Holdings, Inc., 11.750%, Ser H
             @ 110 3/4                                                                                        4,344,944
    50,800   Duke Capital Financing, 7.375%, Ser T
             @ 21 7/16                                                                                        1,089,000
    49,200   Duke Capital Financing, 7.375%, Ser U
             @ 21 3/8                                                                                         1,051,650
   100,000   FPC Capital I, 7.100%, Ser A
             @ 20 13/16                                                                                       2,081,250
   100,000   Georgia Power Capital Trust IV, 6.850%,
             @ 20 3/4                                                                                         2,075,000
    30,000   Lasmo America Ltd., 8.150%, (R)
             @ 107.629                                                                                        3,228,870
                                                                                                           ------------
             TOTAL PREFERRED STOCKS
             (Cost $17,578,450)                                                                              17,752,148
                                                                                                           ------------
             TOTAL COMMON AND PREFERRED STOCKS
             (Cost $129,024,745)                                                                            182,906,509
                                                                                                           ------------

   PAR VALUE
(000s OMITTED)
--------------

CORPORATE BONDS (12.49%)
    $1,000   Adelphia Communications Corp. Sr Note
             9.25%, 10-01-02 @ 100.625                                                                        1,006,250
     1,000   Barclay's North American Capital Corp.,
             Gtd Cap Note (United Kingdom) 9.750%
             05-15-21 @ 107.074                                                                               1,070,740
     2,000   Beaver Valley Funding Corp. II Deb 9.00%
             06-01-17 @100.250                                                                                2,005,000
     1,500   Continental Cablevision, Inc. Deb 9.50%
             08-01-13 @ 110.424                                                                               1,656,360
     1,300   GTE Corp. Deb 10.25% 11-01-20
             @ 107.014                                                                                        1,391,182
     3,000   Hydro Quebec, Bond (Canada) 9.375%
             04-15-30 @ 116.875                                                                               3,506,250
     1,800   Landeskreditbank Baden Wuerttemberg,
             Sub Note (Germany) 7.625% 02-01-23
             @ 97.155                                                                                         1,748,772
     2,500   Long Island Lighting Co. Deb 8.20%
             03-15-23 @ 99.750                                                                                2,493,750
       600   Massachusetts Mutual Life Insurance Co.,
             Surplus Note 7.625% 11-15-23 (R)
             @ 97.77                                                                                            586,620
     2,000   MidAmerican Energy Holdings Co., 8.48%
             09-15-28 @ 103.122                                                                               2,062,440
     1,497   Midland Cogeneration Venture L.P.
             Sec Deb Ser C-91 10.33% 07-23-02
             @ 102.880                                                                                        1,540,118
       750   New York Life Insurance Co.,
             Surplus Note 7.50% 12-15-23 (R)
             @ 91.500                                                                                           686,250
     1,146   North Atlantic Energy Corp.1st Mtg Bond
             9.050% 06-01-02 @ 101.350                                                                        1,161,471
     1,000   Northwest Airlines, Inc., Note 8.375%,
             03-15-04 @ 94.495                                                                                  924,950
     2,500   Northwest Airlines, Inc., Note 7.625%,
             03-15-05 @ 88.159                                                                                2,203,975
     1,000   Rogers Cablesystems Ltd. Note 9.625%
             01-01-02 @ 102.500                                                                               1,025,000
     1,100   Security Pacific Corp., Sub Note 11.50%
             11-15-00 @ 103.922                                                                               1,143,142
     1,000   Standard Credit Card Master Trust I,
             Class A Credit Card Part Ctf Ser 1994-2,
             7.250% 04-07-08, @ 98.906                                                                          989,060
       750   Standard Credit Card Master Trust,
             Ser 1995-1 8.25% 01-08-07
             @ 103.625                                                                                          777,188
     2,159   Westinghouse Credit Corp. Deb 8.875%
             06-14-14 @ 107.000                                                                               2,310,130
                                                                                                            -----------
             TOTAL CORPORATE BONDS
             (Cost $32,387,817)                                                                              30,288,648
                                                                                                            -----------
UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS (9.37%)
       600   Federal National Mort. Assn., Sr Sub
             5.25% 01-15-09 @ 88.203                                                                            529,218
     2,000   Federal National Mort. Assn., Sr Sub
             6.25% 05-15-29 @ 89.000                                                                          1,780,000
     1,356   Federal National Mort. Assn., Sr Sub
             7.00% 07-01-11 @ 98.821                                                                          1,340,008
       829   Federal National Mort. Assn., Sr Sub
             7.50% 08-01-08 @ 100.644                                                                           834,336
     1,790   Financing Corp., Bond 9.65%
             11-02-18 @ 124.094                                                                               2,221,283
     2,000   Freddie Mac Deb 5.000%
             01-15-04 @ 93.870                                                                                1,877,400
     4,951   Government National Mort. Assn.,
             6.50% 04-15-29 @ 93.840                                                                          4,646,000
     1,273   Government National Mort. Assn.,
             7.00% 06-15-23 @ 97.234                                                                          1,237,788
        49   Government National Mort. Assn.,
             9.00% 04-15-21 @ 105.057                                                                            51,478
     1,000   United States Treasury, Bond 6.125%,
             08-15-29 @ 95.328                                                                                  953,280
     5,200   United States Treasury, Bond 12.50%,
             08-15-14 @ 139.687                                                                               7,263,724
                                                                                                            -----------
             TOTAL UNITED STATES GOVERNMENT
             AND AGENCIES OBLIGATIONS
             (Cost $23,257,837)                                                                              22,734,515
                                                                                                            -----------

                                                                                           INTEREST
                                                                                             RATE
                                                                                          ----------
SHORT-TERM INVESTMENTS (2.87%)
     6,960   Joint Repurchase Agreement (2.87%)
             Investment in a joint repurchase
             agreement transaction with
             Barclay's, Inc. - Dated 12-31-99
             due 01-03-00 (Secured by U.S.
             Treasury Bond 10.625% due
             3-15-15 and U.S. Treasury Notes
             5.375% thru 7.125% due
             01-31-00 thru 05-15-00)
             - Note A                                                                          2.49%          6,960,000
                                                                                                         --------------
             Corporate Savings Account (0.00%)
             Investors Bank & Trust Company
             Daily Interest Savings Account
             Current Rate 4.00%                                                                                     763
                                                                                                         --------------
             TOTAL SHORT-TERM INVESTMENTS                                                     (2.87%)         6,960,763
                                                                                           ---------     --------------
             TOTAL INVESTMENTS                                                              (100.13%)       242,890,435
                                                                                           ---------     --------------
             OTHER ASSETS AND LIABILITIES, NET                                                (0.13%)          (307,243)
                                                                                           ---------     --------------
             TOTAL NET ASSETS                                                               (100.00%)      $242,583,192
                                                                                           =========     ==============

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,501,740 or 1.86% of the Fund's net assets as of December 31, 1999.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Balanced Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Balanced Fund (the "Fund"), John Hancock Large Cap Value Fund and John Hancock Sovereign Investors Fund. Prior to May 1, 1999, the Fund was known as John Hancock Sovereign Balanced Fund and John Hancock Large Cap Value Fund was known as John Hancock Growth and Income Fund. The other two series of the Trust are reported in separate financial statements. The investment objectives of the Fund are to provide current income, long-term growth of capital and income, and preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The Trustees authorized the issuance of Class C shares effective May 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class, which bears distribution and service expenses under terms of a distribution plan, have exclusive voting rights regarding such distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,808,991 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such a carryforward is used by the Fund, no capital gain distribution will be made. The Fund's carryforward expires on December 31, 2007.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principals. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee based on the average daily unused portion of the line of credit is allocated among the participating funds. The Fund had no borrowing activity for the year ended December 31, 1999.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund had no lending activity for the year ended December 31, 1999.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.60% of the Fund's average daily net asset value.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended December 31, 1999, JH Funds received net sales of $582,294 with regard to sales of Class A shares. Out of this amount, $19,333 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $453,954 was paid as sales commissions to unrelated broker-dealers, and $109,007 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended December 31, 1999, contingent deferred sales charges paid to JH Funds amounted to $174,792.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. There was no contingent deferred sales charges received by JH Funds for the year ended December 31,1999.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of each Fund.

Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1999, aggregated $84,873,218 and $60,098,689, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, during the year ended December 31, 1999, aggregated $146,057,488 and $147,165,424, respectively.

The cost of investments owned at December 31, 1999 (excluding the corporate savings account), for federal income tax purposes was $191,784,891. Gross unrealized appreciation and depreciation of investments aggregated $56,824,665 and $5,719,884, respectively, resulting in net unrealized appreciation of $51,104,781.

NOTE D -
RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized loss on investments of $763, a decrease in distributions in excess of net investment income of $36,278 and a decrease in capital paid-in of $37,041. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1999. Additional adjustments may be needed in subsequent reporting years. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to certain differences in the computation of distributable income and capital gains under federal income tax rules versus generally accepted accounting principles. The calculation of net investment income per share in the financial highlights excludes these adjustments.



REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Investment Trust --
John Hancock Balanced Fund

We have audited the accompanying statement of assets and liabilities of the John Hancock Balanced Fund (formerly, John Hancock Sovereign Balanced Fund) (the "Fund"), one of the portfolios constituting the John Hancock Investment Trust, including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Balanced Fund portfolio of John Hancock Investment Trust at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
February 10, 2000

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the taxable distributions of the Fund during its fiscal year ended December 31, 1999.

The Fund has designated distributions to shareholders of $3,105,577 as long-term capital gain dividends. These amounts were reported on the 1999 U.S. Treasury Department Form 1099-DIV.

With respect to the dividends paid by the Fund for the fiscal year ended December 31, 1999, 62.40% qualify for the corporate dividends received deduction.



Historical Data (Unaudited)

The table below shows the record of the Fund since inception in 1992.
----------------------------------------------------------------------

CLASS A                                      PER SHARE
YEAR                       -------------------------------------------
ENDED           SHARES       DIVIDENDS       NET ASSET   CAPITAL GAINS
DEC. 31,   OUTSTANDING     FROM INCOME           VALUE    DISTRIBUTION
--------   -----------     -----------       ---------   -------------
1992(1)        568,842         $0.0473          $10.19              --
1993         5,792,163          0.4539           10.74         $0.1390
1994         6,295,898          0.4951            9.84          0.0231
1995         5,943,279          0.4373           11.75              --
1996         5,805,051          0.4113           12.27          0.4733
1997         6,322,633          0.3717           13.33          1.0829
1998         6,901,903          0.3551           14.06          0.7372
1999         9,300,873          0.3579           14.05          0.1848


CLASS B                                      PER SHARE
YEAR                       -------------------------------------------
ENDED           SHARES       DIVIDENDS       NET ASSET   CAPITAL GAINS
DEC. 31,   OUTSTANDING     FROM INCOME           VALUE    DISTRIBUTION
--------   -----------     -----------       ---------   -------------
1992(1)      1,403,452         $0.0292          $10.20              --
1993         7,327,059          0.3816           10.75         $0.1390
1994         8,046,236          0.4296            9.84          0.0231
1995         7,478,401          0.3632           11.74              --
1996         7,404,823          0.3257           12.27          0.4733
1997         7,598,310          0.2770           13.33          1.0829
1998         8,225,305          0.2593           14.06          0.7372
1999         7,941,568          0.2594           14.05          0.1848


CLASS C                                      PER SHARE
YEAR                       -------------------------------------------
ENDED           SHARES       DIVIDENDS       NET ASSET   CAPITAL GAINS
DEC. 31,   OUTSTANDING     FROM INCOME           VALUE    DISTRIBUTION
--------   -----------     -----------       ---------   -------------

1999(2)         23,497         $0.1899          $14.05         $0.1848

(1) For the period October 5, 1992 (commencement of operations) to December 31, 1992.

(2) For the period May 1, 1999 (commencement of operations) to
    December 31, 1999.



Dividend Increases (Unaudited)

Listed below are the most recent dividend increases for the common stocks held in the Balanced Fund as of December 31, 1999.

------------------------------------------------------------------
                                                     PERCENT OF
                                                 DIVIDEND INCREASE
                                                 -----------------
Abbott Laboratories                                     13.3%
AFLAC, Inc.                                             14.6
ALLTEL Corp.                                             5.1
American Home Products Corp.                             4.6
American International Group, Inc.                      13.1
Automatic Data Processing, Inc.                         24.5
Avery Dennison Corp.                                    13.8
Bank of America Corp.                                   16.4
Banc One Corp.                                          10.5
Baxter International, Inc.                               1.8
Bemis Co., Inc.                                          4.5
Bristol-Myers Squibb Co.                                14.1
CenturyTel, Inc.                                         4.0
Chevron Corp.                                            1.6
Citigroup, Inc.                                         44.8
Dayton Hudson Corp.                                     21.2
Dover Corp.                                             10.0
DuPont (E.I.) De Nemours & Co.                           2.2
Emerson Electric Co.                                    12.7
Exxon Mobil Corp.                                        1.8
Fannie Mae                                              12.5
First Tennessee National Corp.                          15.3
Gannett Co., Inc.                                        5.1
General Electric Co.                                    16.8
Grainger (W.W.), Inc.                                    6.8
Hasbro, Inc.                                            14.3
Home Depot, Inc.                                        37.5
Honeywell International, Inc.                           13.3
Illinois Tool Works, Inc.                               29.4
Interpublic Group of Companies, Inc. (The)              17.2
Johnson & Johnson                                       12.4
Johnson Controls, Inc.                                  12.0
Kimberly-Clark Corp.                                     4.0
Leggett & Platt, Inc.                                   12.5
Lowe's Cos., Inc.                                        8.3
Masco Corp.                                              4.5
McDonald's Corp.                                        11.1
McGraw-Hill Cos., Inc.                                  10.3
Minnesota Mining & Manufacturing Co.                     1.8
Nucor Corp.                                              8.3
Pentair, Inc.                                            6.7
PepsiCo, Inc.                                            4.9
Pitney Bowes, Inc.                                      13.3
Questar Corp.                                            3.1
ReliaStar Financial Corp.                               12.7
RPM, Inc.                                                9.1
SBC Communications, Inc.                                 3.2
Sigma-Aldrich Corp.                                      7.1
SunTrust Banks, Inc.                                    38.0
SYSCO Corp.                                             27.3
Wal-Mart Stores, Inc.                                   42.9
Warner-Lambert Co.                                      25.0
Wells Fargo Co.                                         12.9
                                                        ----
The average dividend increase for this group was        13.1%
                                                        ====



[THIS PAGE INTENTIONALLY LEFT BLANK]



[THIS PAGE INTENTIONALLY LEFT BLANK]



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page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

101 Huntington Avenue, Boston, MA 02199-7603
1-800-225-5291  1-800-554-6713 (TDD)
Internet: www.jhfunds.com

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PAID
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Permit No. 75

This report is for the information of shareholders of the John Hancock Balanced Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

3600A  12/99
        2/00






The latest report from your
Fund's management team

ANNUAL REPORT

Large Cap
Value Fund

DECEMBER 31, 1999


TRUSTEES

Stephen L. Brown
James F. Carlin
William H. Cunningham*
Ronald R. Dion*
Maureen R. Ford
Anne C. Hodsdon
Charles L. Ladner
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS

Stephen L. Brown
Chairman
Maureen R. Ford
Vice Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Executive Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

Investors Bank and Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

INDEPENDENT AUDITORS

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072


CEO CORNER

[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief
Executive Officer, flush right next to third paragraph.]

DEAR FELLOW SHAREHOLDERS:

As "The American Century" drew to a close this past year, the U.S. economy ended the era on a high note. With robust growth continuing in 1999, our economy stood poised to enter the history books for producing the longest expansion on record.

The stock market also rang out the century in style. For an unprecedented fifth straight year, both the Dow Jones Industrial Average and the Standard & Poor's 500 Index produced 20%-plus returns. However, the market's advances were restricted to a very select group of stocks, primarily in the technology sector. Many others, including some of the household blue-chip names, languished or lost ground as the result of investors' seemingly insatiable appetite for tech stocks.

Bonds struggled through their second-worst year in more than two decades, as the strength of the U.S. economy and the rebound of many others around the world provoked inflation fears. Though their outlook from here looks brighter, in many instances, bond mutual fund investors actually lost a little ground or made only slight advances in 1999.

While we expect the market to broaden eventually, we also expect more volatility. More than ever, this type of environment calls for investment diversification. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing results and weathering the market's changing conditions.

The market's disappointingly narrow focus has created a widening gap in investment performance. Keep that in mind as you read the report from your fund's portfolio management team on the following pages. It's all too easy to get caught up in the headlines and miss what lies underneath.

Sincerely,

/S/ MAUREEN R. FORD

MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY TIMOTHY E. KEEFE, CFA, PORTFOLIO MANAGEMENT TEAM LEADER

[A 3" x 2" photo at bottom right side of page of John Hancock
Large Cap Value Fund. Caption below reads "Fund management team members (l-r): Sylvester Marquardt, Timothy Keefe and David
Eisenberg."]

John Hancock
Large Cap Value Fund

Fueled by technology stocks, stock market reaches new heights

The U.S. stock market turned in another banner year, with investor interest expanding to stocks of all sizes but focusing on just a few sectors. John Hancock Large Cap Value Fund more than fully participated in the market's gains, with its Class A, Class B and Class C shares returning 37.89%, 36.95% and 36.94%, respectively, at net asset value for the year ended December 31, 1999. Our strategy of finding great businesses at relatively low prices compared to the companies' true values again worked well, with the Fund dramatically outperforming the Standard & Poor's 500 Index, which returned 21.04% for 1999. The Fund also far surpassed the average growth and income fund, which returned 13.76% during the same period, according to Lipper, Inc.1 Keep in mind that your net asset value will differ from these results if you were not invested in the Fund for the entire period and did not reinvest all distributions. For historical performance information, please see pages six and seven.

"...technology
 and telecom-
 munications
 stocks
 continued to
 hit on all
 cylinders..."

Market review

Tremendous volatility rocked the stock market throughout 1999. Cyclical stocks -- those that tend to move in tandem with the economy -- rallied smartly in the spring, as investors regained confidence in U.S. economic growth and overseas economies showed signs of turning around. But the comeback was short-lived, as rising interest rates put pressure on many sectors, including finance. Cyclical stocks ended up losing their edge to higher-growth companies -- those with above-average earnings growth prospects -- during the second half of the year. Even as interest rates climbed, technology and telecommunications stocks continued to hit on all cylinders, propelling the market to new heights by year end.

[Table at top left hand column entitled "Top Five Common Stock Holdings." The first listing is Oak Industries 8.8%, the second is ANTEC Corp. 5.7%, the third QUALCOMM 4.8%, the fourth Parametric Technology Corp. 4.4% and the fifth AT&T -- Liberty Media Group 3.9%. A note below the table reads "As a percentage of net assets on December 31, 1999."]

"Most finance
 stocks
 disappointed
 in 1999, but
 not all."

Technology winners

Despite a lighter stake in technology than the S&P 500, the Fund had some big winners in this sector. QUALCOMM, a semiconductor company that develops and makes advanced communications systems based on digital wireless technology, is a perfect example of our relative value strategy, which we apply to companies wherever we find them -- even in technology, which is not traditionally a value sector. We bought the stock early in the year when it seemed cheap compared to its potential to grow revenues based on its patented wireless technology. Conexant Systems, a leading provider of broadband and wireless semiconductors, was a similar story. Each stock returned over 500% in 1999 and together produced approximately 15% of the Fund's return.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Oak Industries followed by an up arrow with the phrase "Buyout by Corning." The second listing is SCI Systems followed by an up arrow with the phrase "Investors recognize company's strength." The third listing is Ace, Ltd. followed by a down arrow with the phrase "Weak industry pricing, rising interest rates." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

Some of our software stocks also did well as we approached year end. Both Wind River Systems, the leading provider of non-PC-based operating systems, and Computer Associates International, the second largest software developer worldwide, benefited as investors began anticipating a ramp up in corporate technology spending. We also had a small stake in i2 Technologies, a developer of inventory management software that took off in the second half of the year. SCI Systems, which makes equipment for technology companies that outsource their manufacturing, also enjoyed a good run. In the media and telecommunications sectors, AT&T -- Liberty Media Group, a company with ownership interests in major entertainment networks and video distribution businesses, and MediaOne Group, one of the country's fastest-growing cable companies, also did well.

Finance stocks: pain and gain

Most finance stocks disappointed in 1999, but not all. A significant part of our finance stake was the preferred stock of Fuji Bank, which appreciated nicely in Japan's newly restructured financial system and we took profits. Citigroup, a company with a valuable worldwide franchise, also did well as Asian economies improved and cost-cutting initiatives began to pay off. We made money in American Express, regional banks and brokerage stocks early in the year, but pared back as we found better opportunities elsewhere. Unfortunately, weak pricing and rising interest rates hurt almost all our insurance stocks. Our largest investment here was Ace, Ltd., a property and casualty insurer with consistent earnings growth that recently merged with CIGNA. As the stock's price fell, we added to our stake, believing in the company's prospects. But we gave up on some of our auto insurance stocks, including Progressive, expecting pricing pressures to continue.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 1999." The chart is scaled in increments of 10% with 0% at the bottom and 40% at the top. The first bar represents the 37.89% total return for John Hancock Large Cap Value Fund
Class A. The second bar represents the 36.95% total return for John Hancock Large Cap Value Fund Class B. The third bar represents the 36.94% total return for John Hancock Large Cap
Value Fund Class C. The fourth bar represents the 13.76% total return for Average growth and income fund. A note below the chart reads "Total returns for the John Hancock Large Cap Value Fund are at net asset value with all distributions reinvested. The average growth and income fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information"]

Electronics purchases

During the summer, we bought Oak Industries, which makes components for the cable TV, wireless and fiber-optics markets. The stock was cheap, business prospects were excellent and we expected Oak to spin out or sell off its Lasertron optics division. Instead, Corning, a manufacturer of the fiber used in building fiber-optic networks, announced it was acquiring Oak. Oak's stock soared and provided the Fund with approximately 10% of its return. We also bought ANTEC, another manufacturer of equipment for the cable TV and broadband communications industries. Although near-term concerns hurt the stock, we held on because long-term prospects remained strong. Another acquisition was Sony, whose stock price seemed cheap given the company's assets, new video game offerings, and restructuring efforts. Between July when we bought it and year end, the stock price doubled.

Buys and sells

In the telecommunications sector, we trimmed our stake in regional Bell operating companies and bought competitive local exchange carriers (CLECs) -- like Level 3 Communications -- which had tumbled during the summer. We expect the CLECs to do well as they siphon customers away from the regional Bells onto their networks. We also sold our stake in Anheuser-Busch, which had appreciated nicely, and redeployed the assets into Fort James Corp., a paper company that stands to benefit from tight industry capacity. As prospects clouded for drug stocks like Monsanto and Schering-Plough, we sold or cut back. We also took some profits in QUALCOMM to focus on software names like Parametric Technology and J.D. Edwards. Another recent purchase was Seagate Technology, a disk drive maker with strong prospects.

"Volatility,
 however,
 offers
 bargain-
 hunters like
 us great
 opportunities
 to buy..."

Optimism ahead

Going forward, we're optimistic that we'll continue to find more buying opportunities like these. We believe the stock market will remain volatile in the coming year, especially as investors wait to see what will happen with interest rates and inflation. Volatility, however, offers bargain-hunters like us great opportunities to buy leading businesses at prices that make a lot of sense.

-----------------------------------------------------------------------------
This commentary reflects the views of the portfolio manager through the end of the Fund's period discussed in this report. Of course, the manager's views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Large Cap Value Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming that all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended December 31, 1999
                                         ONE           FIVE              TEN
                                        YEAR           YEARS           YEARS
                                     -------         -------         -------
Cumulative Total Returns              30.99%         247.02%         386.70%
Average Annual Total Returns(1)       30.99%          28.25%          17.15%

CLASS B
For the period ended December 31, 1999
                                                                       SINCE
                                         ONE           FIVE        INCEPTION
                                        YEAR           YEARS        (8/22/91)
                                     -------         -------         -------
Cumulative Total Returns              31.95%         250.26%         304.88%
Average Annual Total Returns(1)       31.95%          28.49%          18.21%

CLASS C
For the period ended December 31, 1999
                                                                       SINCE
                                                         ONE       INCEPTION
                                                        YEAR         (5/1/98)
                                                     -------         -------
Cumulative Total Returns                              35.94%          38.07%
Average Annual Total Returns(1)                       35.94%          21.33%

Note to Performance

(1) The Adviser agreed to a one-time fee reduction of $150,000 for the fiscal year ended 1998 only. Without the limitation of expenses the effect on the average annual total returns would have been less than 0.01%.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Large Cap Value Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance. It is not possible to invest in an index. Past performance does not indicate future results.

Line chart with the heading John Hancock Large Cap Value Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Index and is equal to $53,205 as of December 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Value Fund on December 31, 1989, before sales charge, and is equal to $51,209 as of December 31, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Large Cap Value Fund, after sales charge, and is equal to $48,649 as of December 31, 1999.

Line chart with the heading John Hancock Large Cap Value Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Index and is equal to $45,933 as of December 31, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Value Fund on August 22, 1991, before sales charge, and is equal to $40,488 as of December 31, 1999.

Line chart with the heading John Hancock Large Cap Value Fund
Class C*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Large Cap Value Fund on May 1, 1998, before sales charge, and is equal to $13,522 as of December 31, 1999. The second line represents the Standard & Poor's 500 Index and is equal to $13,807 as of December 31, 1999.

*No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

John Hancock Funds -- Large Cap Value Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
December 31, 1999
--------------------------------------------------------------------
Assets:
Investments at value - Note C:
Common stocks (cost - $1,024,185,096)                 $1,380,041,605
Bonds (cost - $4,393,614)                                  4,270,000
                                                      --------------
                                                       1,384,311,605
Receivable for investments sold                           30,719,334
Receivable for shares sold                                   836,715
Dividends receivable                                         995,981
Interest receivable                                           59,315
Other assets                                                  81,452
                                                      --------------
Total Assets                                           1,417,004,402
                                                      --------------
Liabilities:
Due to custodian                                           4,793,004
Payable for investments purchased                         25,250,139
Payable for forward foreign
currency contracts  bought - Note A                           24,011
Payable for forward foreign
currency contracts  sold - Note A                             31,360
Payable for shares repurchased                               504,621
Payable to John Hancock Advisers,
Inc. and affiliates - Note B                               1,008,844
Accounts payable and accrued
expenses                                                     182,564
                                                      --------------
Total Liabilities                                         31,794,543
                                                      --------------
Net Assets:
Capital paid-in                                          899,158,145
Accumulated net realized gain on
investments and  foreign currency
transactions                                             130,656,173
Net unrealized appreciation of
investments and  foreign currency
transactions                                             355,677,935
Distributions in excess of net
investment income                                           (282,394)
                                                      --------------
Net Assets                                            $1,385,209,859
                                                      ==============
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $604,214,452/22,358,903                             $27.02
====================================================================
Class B - $768,321,607/28,677,105                             $26.79
====================================================================
Class C - $12,673,800/473,052                                 $26.79
====================================================================
Maximum Offering Price Per Share*
Class A - ($27.02 x 105.26%)                                  $28.44
====================================================================

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.


Statement of Operations
Year ended December 31, 1999
--------------------------------------------------------------------
Investment Income:
Dividends  (net of foreign
withholding taxes of $38,744)                            $10,898,142
Interest  (including income on
securities loaned of $51,303)                              5,955,678
                                                      --------------
                                                          16,853,820
                                                      --------------
Expenses:
Investment management fee - Note B                         6,705,736
Distribution and service fee - Note B
Class A                                                    1,156,558
Class B                                                    5,778,346
Class C                                                       78,888
Transfer agent fee - Note B                                2,339,610
Custodian fee                                                272,281
Accounting and legal services fee - Note B                   191,215
Registration and filing fees                                 140,740
Trustees' fees                                                58,897
Auditing fee                                                  52,000
Printing                                                      50,765
Miscellaneous                                                 50,365
Legal fees                                                    10,977
                                                      --------------
Total Expenses                                            16,886,378
                                                      --------------
Net Investment Loss                                          (32,558)
                                                      --------------
Realized and Unrealized Gain (Loss) on Investments
and Foreign Currency Transactions:
Net realized gain on investments sold                    231,294,446
Net realized loss on foreign
currency transactions                                       (337,774)
Change in net unrealized appreciation/depreciation
of investments                                           138,773,317
Change in net unrealized appreciation/depreciation
of foreign currency transactions                              14,688
                                                      --------------
Net Realized and Unrealized Gain
on Investments and Foreign
Currency Transactions                                    369,744,677
                                                      --------------
Net Increase in Net Assets
Resulting from Operations                               $369,712,119
                                                      ==============

See notes to financial statements.

Statement of Changes in Net Assets
------------------------------------------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                              --------------------------------
                                                   1998             1999
                                              --------------  ----------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                      $3,221,938        ($32,558)
Net realized gain on investments
sold, financial futures contracts
and foreign currency transactions                 44,851,665     230,956,672
Change in net unrealized
appreciation/depreciation of investments          64,038,473     138,788,005
                                              --------------  --------------
Net Increase in Net Assets
Resulting from Operations                        112,112,076     369,712,119
                                              --------------  --------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.1410 and $0.0002 per
share, respectively)                              (2,610,127)         (3,419)
Class B - ($0.0250 and $0.0002 per
share, respectively)                                (602,073)         (4,452)
Class C** - ($0.0224 and $0.0002
per share, respectively)                              (4,251)            (58)
Distributions from net realized gain
on investments sold
Class A - ($0.9336 and $2.1269 per
share, respectively)                             (17,816,814)    (43,294,412)
Class B - ($0.9336 and $2.0887 per
share, respectively)                             (23,024,612)    (55,110,560)
Class C** - ($0.9336 and $2.0871
per share, respectively)                            (192,691)       (873,654)
                                              --------------  --------------
Total Distributions to Shareholders              (44,250,568)    (99,286,555)
                                              --------------  --------------
From Fund Share Transactions - Net:*             262,365,255     140,910,422
                                              --------------  --------------

Net Assets:
Beginning of period                              643,647,110     973,873,873
                                              --------------  --------------
End of period (including
undistributed net investment
income of $6,483 and distributions
in excess of net investment income
of $282,394, respectively)                      $973,873,873  $1,385,209,859
                                              ==============  ==============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment and foreign currency gains and losses, distributions paid to shareholders, and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                   YEAR ENDED DECEMBER 31,
                                             -----------------------------------------------------------------
                                                          1998                               1999
                                             -------------------------------   -------------------------------
                                                 SHARES           AMOUNT           SHARES           AMOUNT
                                             --------------   --------------   --------------   --------------
CLASS A
Shares sold                                      10,256,114     $212,230,572        6,529,174     $151,727,840
Shares issued to shareholders in
reinvestment of distributions                       912,189       18,363,770        1,584,158       39,668,188
                                             --------------   --------------   --------------   --------------
                                                 11,168,303      230,594,342        8,113,332      191,396,028
Less shares repurchased                          (7,052,875)    (144,843,808)      (5,567,614)    (127,261,700)
                                             --------------   --------------   --------------   --------------
Net increase                                      4,115,428      $85,750,534        2,545,718      $64,134,328
                                             ==============   ==============   ==============   ==============
CLASS B
Shares sold                                      13,511,072     $280,419,339        9,104,419     $209,079,703
Shares issued to shareholders in
reinvestment of distributions                     1,027,830       20,598,337        1,854,608       46,293,850
                                             --------------   --------------   --------------   --------------
                                                 14,538,902      301,017,676       10,959,027      255,373,553
Less shares repurchased                          (6,320,416)    (129,060,866)      (8,125,995)    (184,413,918)
                                             --------------   --------------   --------------   --------------
Net increase                                      8,218,486     $171,956,810        2,833,032      $70,959,635
                                             ==============   ==============   ==============   ==============
CLASS C**
Shares sold                                         234,157       $4,901,912          325,611       $7,485,200
Shares issued to shareholders in
reinvestment of distributions                         8,695          174,231           30,352          757,525
                                             --------------   --------------   --------------   --------------
                                                    242,852        5,076,143          355,963        8,242,725
Less shares repurchased                             (20,674)        (418,232)        (105,089)      (2,426,266)
                                             --------------   --------------   --------------   --------------
Net increase                                        222,178       $4,657,911          250,874       $5,816,459
                                             ==============   ==============   ==============   ==============

** Class C shares commenced operations on May 1, 1998.

See notes to financial statements.




Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:

---------------------------------------------------------------------------------------------------------------------------

                                                                    PERIOD FROM
                                                  YEAR ENDED         SEPTEMBER 1,
                                                   AUGUST 31,           1996 TO             YEAR ENDED DECEMBER 31,
                                              --------------------   DECEMBER 31,  ----------------------------------------
                                                1995(3)      1996       1996(6)      1997           1998             1999
                                              --------     --------   --------     --------        --------        --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning of Period            $11.42       $13.38     $15.07       $15.62          $19.32          $21.26
                                              --------     --------   --------     --------        --------        --------
Net Investment Income(1)                          0.21         0.19       0.05         0.12            0.16            0.09(10)
Net Realized and Unrealized Gain on
Investments, Financial  Futures Contracts
and Foreign Currency Transactions                 1.95         1.84       2.15         5.57            2.85            7.80
                                              --------     --------   --------     --------        --------        --------
Total from Investment Operations                  2.16         2.03       2.20         5.69            3.01            7.89
                                              --------     --------   --------     --------        --------        --------
Less Distributions:
Dividends from Net Investment Income             (0.20)       (0.19)     (0.08)       (0.07)          (0.14)             --
Distributions from Net Realized Gain on
Investments Sold                                    --        (0.15)     (1.57)       (1.92)          (0.93)          (2.13)
                                              --------     --------   --------     --------        --------        --------
Total Distributions                              (0.20)       (0.34)     (1.65)       (1.99)          (1.07)          (2.13)
                                              --------     --------   --------     --------        --------        --------
Net Asset Value, End of Period                  $13.38       $15.07     $15.62       $19.32          $21.26          $27.02
                                              ========     ========   ========     ========        ========        ========
Total Investment Return at Net Asset
Value(2)                                        19.22%       15.33%     14.53%(4)    36.71%          15.94%          37.89%
Total Adjusted Investment Return at Net
Asset Value(2,9)                                   --           --          --           --          15.92%              --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)      $130,183     $139,548   $163,154     $303,313        $421,218        $604,214
Ratio of Expenses to Average Net Assets          1.30%        1.17%      1.22%(5)     1.12%           1.16%(8)        1.17%
Ratio of Net Investment Income to Average
Net Assets                                       1.82%        1.28%      0.85%(5)     0.65%           0.79%(8)        0.40%
Portfolio Turnover Rate                            99%          74%        26%         102%(7)          64%            113%

Financial Highlights (continued)
---------------------------------------------------------------------------------------------------------------------------

                                                                    PERIOD FROM
                                                  YEAR ENDED         SEPTEMBER 1,
                                                   AUGUST 31,           1996 TO             YEAR ENDED DECEMBER 31,
                                              --------------------   DECEMBER 31,  ----------------------------------------
                                                1995(3)      1996       1996(6)      1997           1998             1999
                                              --------     --------   --------     --------        --------        --------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning of Period            $11.44       $13.41     $15.10       $15.66          $19.31          $21.20
                                              --------     --------   --------     --------        --------        --------
Net Investment Income (Loss)(1)                   0.13         0.08       0.01        (0.02)           0.01           (0.07)
Net Realized and Unrealized Gain on
Investments, Financial  Futures Contracts
and Foreign Currency Transactions                 1.96         1.85       2.14         5.60            2.84            7.75
                                              --------     --------   --------     --------        --------        --------
Total from Investment Operations                  2.09         1.93       2.15         5.58            2.85            7.68
                                              --------     --------   --------     --------        --------        --------
Less Distributions:
Dividends from Net Investment Income             (0.12)       (0.09)     (0.02)       (0.01)          (0.03)             --
Distributions from Net Realized Gain on
Investments Sold                                    --        (0.15)     (1.57)       (1.92)          (0.93)          (2.09)
                                              --------     --------   --------     --------        --------        --------
Total Distributions                              (0.12)       (0.24)     (1.59)       (1.93)          (0.96)          (2.09)
                                              --------     --------   --------     --------        --------        --------
Net Asset Value, End of Period                  $13.41       $15.10     $15.66       $19.31          $21.20          $26.79
                                              ========     ========   ========     ========        ========        ========
Total Investment Return at Net Asset
Value(2)                                        18.41%       14.49%     14.15%(4)    35.80%          15.05%          36.95%
Total Adjusted Investment Return at Net
Asset Value(2,9)                                    --           --         --           --          15.03%              --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)      $114,723     $125,781   $146,399     $340,334        $547,945        $768,322
Ratio of Expenses to Average Net Assets          2.03%        1.90%      1.98%(5)     1.87%           1.91%(8)        1.88%
Ratio of Net Investment Income (Loss) to
Average Net Assets                               1.09%        0.55%      0.10%(5)    (0.10%)          0.05%(8)       (0.31%)
Portfolio Turnover Rate                            99%          74%        26%         102%(7)          64%            113%



Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                          PERIOD
                                                FROM MAY 1, 1998            YEAR
                                                (COMMENCEMENT OF           ENDED
                                                  OPERATIONS) TO     DECEMBER 31,
                                               DECEMBER 31, 1998            1999
                                               -----------------        --------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning of Period                      $22.03          $21.20
                                                        --------        --------
Net Investment Income (Loss)(1)                             0.03           (0.09)
Net Realized and Unrealized Gain on
Investments, Financial Futures Contracts
and Foreign Currency Transactions                           0.09            7.77
                                                        --------        --------
Total from Investment Operations                            0.12            7.68
                                                        --------        --------
Less Distributions:
Dividends from Net Investment Income                       (0.02)             --
Distributions from Net Realized Gain on
Investments Sold                                           (0.93)          (2.09)
                                                        --------        --------
Total Distributions                                        (0.95)          (2.09)
                                                        --------        --------
Net Asset Value, End of Period                            $21.20          $26.79
                                                        ========        ========
Total Investment Return at Net Asset Value(2)              0.83%(4)       36.94%
Total Adjusted Investment Return at Net
Asset Value(2, 9)                                          0.82%(4)           --

Ratios and Supplemental Data
Net Assets, End of Period (000s omitted)                  $4,711         $12,674
Ratio of Expenses to Average Net Assets                    1.92%(5,8)      1.92%
Ratio of Net Investment Income (Loss) to
Average Net Assets                                         0.28%(5,8)     (0.40%)
Portfolio Turnover Rate                                      64%            113%

 (1) Based on the average of the shares outstanding at the end of each month.

 (2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

 (3) On December 22, 1994, John Hancock Advisers, Inc. became the investment adviser of the Fund.

 (4) Not annualized.

 (5) Annualized.

 (6) Effective December 31, 1996, the fiscal period end changed from August 31 to December 31.

 (7) Portfolio turnover rate excludes merger activity.

 (8) Reflects voluntary management fee reduction in effect during the year ended December 31, 1998. As a result of such fee reductions, expenses of Class A, Class B and Class C shares of the Fund reflect reductions of less than $0.01 per share. Absent such reductions, the ratio of expenses to average net assets would have been 1.18%, 1.93% and 1.94% for Class A, Class B and Class C shares, respectively, and the ratio of net investment income to average net assets would have been 0.77%, 0.03% and 0.26% for Class A, Class B and Class C shares, respectively.

 (9) An estimated total return calculation which does not take into consideration fee reductions by the Adviser during the periods shown.

(10) Class A has net investment income, because of its relatively lower class expenses as compared to other share classes.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund.
It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.




Schedule of Investments
December 31, 1999
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Large Cap Value Fund on December 31, 1999. It's divided into two main categories: common stocks and bonds. The common stocks and bonds are further broken down by industry groups.

                                                                                            MARKET
ISSUER, DESCRIPTION                                                 NUMBER OF SHARES         VALUE
-------------------                                                 ----------------    --------------
COMMON STOCKS
Automobile/Trucks (0.08%)
Tenneco Automotive, Inc.                                                  120,000           $1,117,500
                                                                                        --------------
Banks - United States (2.21%)
Bank One Corp.                                                            179,548            5,756,758
HomeFed Corp.*                                                             39,615               34,663
TCF Financial Corp.                                                     1,000,000           24,875,000
                                                                                        --------------
                                                                                            30,666,421
                                                                                        --------------
Business Services - Misc. (1.20%)
Cendant Corp.*                                                            300,000            7,968,750
Sensormatic Electronics Corp.*                                            500,000            8,718,750
                                                                                        --------------
                                                                                            16,687,500
                                                                                        --------------
Computers (20.48%)
Cadence Design Systems, Inc.*                                             200,000            4,800,000
Comdisco, Inc.                                                            200,000            7,450,000
Computer Associates International, Inc.                                   700,000           48,956,250
Edwards (J.D.) & Co.*                                                   1,400,000           41,825,000
i2 Technologies, Inc.*                                                    150,000           29,250,000
Integrated Systems, Inc.*                                                 150,000            5,034,375
Parametric Technology Corp.*                                            2,260,000           61,161,250
Pathways Group, Inc. (The)*                                                36,000               85,500
Seagate Technology, Inc.*                                                 300,000           13,968,750
Sterling Software, Inc.                                                   600,000           18,900,000
SunGard Data Systems, Inc.*                                               437,200           10,383,500
Wind River Systems, Inc.*                                               1,143,400           41,877,025
                                                                                        --------------
                                                                                           283,691,650
                                                                                        --------------
Containers (0.61%)
Pactiv Corp.*                                                             800,000            8,500,000
                                                                                        --------------
Electronics (21.35%)
Amphenol Corp. (Class A)*                                                 407,950           27,154,172
Conexant Systems, Inc.*                                                   586,000           38,895,750
Micro Linear Corp.*                                                        20,000              171,250
Oak Industries, Inc.                                                    1,150,000          122,043,750
Electronics (continued)
SCI Systems, Inc.*                                                        400,000           32,875,000
Sony Corp. (Japan)                                                        100,000           29,602,840
Tektronix, Inc.                                                           450,000           17,493,750
Vicor Corp.*                                                              677,550           27,440,775
                                                                                        --------------
                                                                                           295,677,287
                                                                                        --------------
Energy (0.48%)
Calpine Corp.*                                                            102,900            6,585,600
                                                                                        --------------
Finance (3.05%)
Citigroup, Inc.                                                           761,250           42,296,953
                                                                                        --------------
Food (0.15%)
Nabisco Group Holdings Corp.                                              200,000            2,125,000
                                                                                        --------------
Instruments - Scientific (2.34%)
Millipore Corp.                                                           300,000           11,587,500
PerkinElmer, Inc.                                                         500,000           20,843,750
                                                                                        --------------
                                                                                            32,431,250
                                                                                        --------------
Insurance (9.46%)
Ace, Ltd. (Bermuda)                                                     2,935,600           48,987,825
Ambac Financial Group, Inc.                                               426,100           22,237,094
Financial Security Assurance Holdings,  Ltd.                              460,250           23,990,531
Mitsui Marine & Fire Insurance Co., Ltd.  (Japan)                          75,000              444,045
Radian Group, Inc.                                                         40,000            1,910,000
XL Capital Ltd. (Class A)                                                 644,368           33,426,590
                                                                                        --------------
                                                                                           130,996,085
                                                                                        --------------
Leisure (1.36%)
Ascent Entertainment Group, Inc.*                                         300,000            3,806,250
Galileo International, Inc.                                               500,000           14,968,750
                                                                                        --------------
                                                                                            18,775,000
                                                                                        --------------
Media (8.35%)
AT&T Corp. - Liberty Media Group (Class A)*                               958,828           54,413,489
Central Newspapers, Inc. (Class A)                                        350,000           13,781,250
Harcourt General, Inc.                                                    224,000            9,016,000
News Corp., Ltd., American Depositary
Receipt (ADR) (Australia)                                                 370,000           14,152,500
Scripps (E.W.) Co. (The) (Class A)                                        542,200           24,297,338
                                                                                        --------------
                                                                                           115,660,577
                                                                                        --------------
Medical (1.55%)
DENTSPLY International, Inc.                                              163,000            3,850,875
Lilly (Eli) & Co.                                                         100,000            6,650,000
Pharmacia & Upjohn, Inc.                                                  185,000            8,325,000
Total Renal Care Holdings, Inc.*                                          400,000            2,675,000
                                                                                        --------------
                                                                                            21,500,875
                                                                                        --------------
Mortgage Banking (3.77%)
Fannie Mae                                                                350,000           21,853,125
Freddie Mac                                                               646,200           30,411,787
                                                                                        --------------
                                                                                            52,264,912
                                                                                        --------------
Oil & Gas (2.73%)
Alberta Energy Co. Ltd. (Canada)                                          130,108            4,074,007
Alberta Energy Co. Ltd. (Canada) #                                        461,711           14,315,904
Coastal Corp. (The)                                                        34,000            1,204,875
Columbia Energy Group                                                      16,500            1,043,625
EOG Resources, Inc.                                                       975,000           17,123,438
                                                                                        --------------
                                                                                            37,761,849
                                                                                        --------------
Paper & Paper Products (1.37%)
Fort James Corp.                                                          694,000           18,998,250
                                                                                        --------------
Protection - Safety Equip. & Svc. (0.14%)
Pittston Brink's Group                                                     85,000            1,870,000
                                                                                        --------------
Retail (0.52%)
Neiman Marcus Group, Inc. (The)  (Class B)*                               267,491            7,205,539
                                                                                        --------------
Telecommunications (14.99%)
Alaska Communications Systems
Holdings, Inc.*                                                           200,000            2,475,000
ANTEC Corp.*                                                            2,146,670           78,353,455
Broadwing, Inc.*                                                           85,000            3,134,375
Commonwealth Telephone Enterprises,  Inc.                                  77,420            4,093,582
Level 3 Communications, Inc.*                                             120,500            9,865,937
MediaOne Group, Inc.*                                                     400,000           30,725,000
QUALCOMM, Inc.*                                                           380,000           66,927,500
Time Warner Telecom, Inc. (Class A)*                                       46,950            2,344,566
Viatel, Inc.*                                                             180,000            9,652,500
                                                                                        --------------
                                                                                           207,571,915
                                                                                        --------------
Tobacco (0.48%)
Philip Morris Cos., Inc.                                                  264,800            6,140,050
R.J. Reynolds Tobacco Holdings,  Inc.*                                     32,500              572,812
                                                                                        --------------
                                                                                             6,712,862
                                                                                        --------------

Transport (1.82%)
CNF Transportation, Inc.                                                  342,200           11,805,900
Northwest Airlines Corp.*                                                 600,000           13,350,000
                                                                                        --------------
                                                                                            25,155,900
                                                                                        --------------
Utilities (1.14%)
ALLTEL Corp.                                                              153,328           12,678,309
KeySpan Corp.                                                             134,140            3,110,371
                                                                                        --------------
                                                                                            15,788,680
                                                                                        --------------
TOTAL COMMON STOCKS
(Cost $1,024,185,096)                                                     (99.63%)       1,380,041,605
                                                                   --------------       --------------

                                             INTEREST     CREDIT      PAR VALUE            MARKET
ISSUER, DESCRIPTION                            RATE       RATING** (000s OMITTED)           VALUE
-------------------                          --------     -------  --------------       --------------
BONDS
Medical (0.31%)
Total Renal Care
Holdings, Inc.,
Conv Sub Note
05-15-09 (R)                                    7.00%         B            $7,000            4,270,000
                                                                                        --------------
                                                      TOTAL BONDS
                                                 (Cost $4,393,614)         (0.31%)           4,270,000
                                                                   --------------       --------------
                                                TOTAL INVESTMENTS         (99.94%)       1,384,311,605
                                                                   --------------       --------------
                                OTHER ASSETS AND LIABILITIES, NET          (0.06%)             898,254
                                                                   --------------       --------------
                                                 TOTAL NET ASSETS        (100.00%)      $1,385,209,859
                                                                   ==============       ==============

  * Non-income producing security.

 ** Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service or John Hancock Advisers, Inc.
    where Standard & Poor's ratings are not available.

(R) This security is exempt from registration under rule 144A of the Securities Act of 1933. Such a security may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,270,000 or 0.31% of net assets as of December 31, 1999.

  # Shares outstanding of common stock is expressed in local currency, as shown parenthetically in security description.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer; however, security is U.S. dollar denominated.

The percentage shown for each investment category is the total of that category as a percentage of net assets of the Fund.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

John Hancock Funds - Large Cap Value Fund

NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of three series portfolios: John Hancock Large Cap Value Fund (the "Fund"), John Hancock Balanced Fund and John Hancock Sovereign Investors Fund. The other two series of the Trust are reported in separate financial statements. Prior to May 1, 1999, the Fund was known as John Hancock Growth and Income Fund and John Hancock Balanced Fund was known as John Hancock Sovereign Balanced Fund. The investment objective of the Fund is to obtain the highest total return, a combination of capital appreciation and current income, consistent with reasonable safety of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights regarding such a distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAX The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required. Additionally, net currency losses of $300,785 attributable to security transactions incurred after October 31, 1999 are treated as arising on the first day (January 1, 2000) of the Fund's next taxable year.

DIVIDENDS, INTEREST AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee based on the average daily unused portion of the line of credit is allocated among the participating funds. The Fund had no borrowing activity for the year ended December 31, 1999.

SECURITIES LENDING The Fund may lend its securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At December 31, 1999, the Fund loaned securities having a market value of $6,109,900 collateralized by securities in the amount of $6,255,789.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuations imposed by an exchange.

For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

At December 31, 1999, there were no open positions in financial futures contracts.

FOREIGN CURRENCY TRANSLATION All assets or liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked to market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk if they are offset by the currency amount of the underlying transaction.

Open foreign currency forward contracts sold at December 31, 1999, were as follows:

                   PRINCIPAL AMOUNT        EXPIRATION       UNREALIZED
CURRENCY          COVERED BY CONTRACT        MONTH         DEPRECIATION
--------          -------------------      ----------      ------------
BUYS
Japanese Yen           198,771,709          MAR 00          ($24,011)
                                                             =======
SELLS
Japanese Yen            27,128,874          JAN 00             ($119)
Japanese Yen           258,827,182          MAR 00           (31,241)
                                                             -------
                                                            ($31,360)
                                                             =======

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis to 0.625% of the Fund's average daily net asset value.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the year ended December 31, 1999, net sales charges received with regard to sales of Class A shares amounted to $1,227,968. Out of this amount, $122,914 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $735,041 was paid as sales commissions to unrelated broker-dealers and $370,013 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the year ended December 31, 1999, contingent deferred sales charges amounted to $1,515,980.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the year ended December 31, 1999, contingent deferred sales charges amounted to $9,602.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses at an annual rate not to exceed 0.25% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31, 1999, aggregated $1,261,303,428 and $1,207,440,872, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended December 31, 1999.

The cost of investments owned at December 31, 1999 (excluding the corporate savings account) for federal income tax purposes was $1,031,961,779. Gross unrealized appreciation and depreciation of investments aggregated $435,162,186 and $82,812,360, respectively, resulting in net unrealized appreciation of $352,349,826.

NOTE D -
RECLASSIFICATION OF CAPITAL ACCOUNTS

During the year ended December 31, 1999, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments and foreign currency transactions of $12,391,992, a decrease in distributions in excess of net investment income of $860,353, and an increase in capital paid-in of $11,531,639. This represents the cumulative amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 1999. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the net realized loss on foreign currency transactions in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles and the Fund's use of the tax accounting practice known as equalization. The calculation of net investment income per share in the financial highlights excludes these adjustments.


REPORT OF ERNST & YOUNG, INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of John Hancock Investment Trust --
John Hancock Large Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the John Hancock Large Cap Value Fund (the "Fund") (formerly John Hancock Growth and Income Fund), one of the portfolios constituting the John Hancock Investment Trust, including the schedule of investments as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the John Hancock Large Cap Value Fund portfolio of John Hancock Investment Trust at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

/S/ ERNST & YOUNG LLP

Boston, Massachusetts
February 10, 2000

TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during its fiscal year ended December 31, 1999.

The Fund designated distributions of $55,197,532 as a long-term capital gain dividend. This amount was reported on the 1999 U.S. Treasury
Department Form 1099-DIV.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 1999, 9.01% of the dividends qualify for the corporate dividends received deduction.


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This report is for the information of shareholders of the John Hancock
Large Cap Value Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

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